                                                   EXECUTION COPY

                                                     EXHIBIT C
                                                         to
                                           Securities Purchase Agreement

                                                                    EXHIBIT 99.3
================================================================================


                         HEARST-ARGYLE TELEVISION, INC.

                                       TO

                            WILMINGTON TRUST COMPANY,
                                     Trustee

                               ------------------

                                    Indenture

                          Dated as of December 20, 2001

                               ------------------



                                  $206,185,600

                      7.5% Convertible Junior Subordinated
               Deferrable Interest Debentures, Series A, Due 2016
                      7.5% Convertible Junior Subordinated
               Deferrable Interest Debentures, Series B, Due 2021



================================================================================


                               TABLE OF CONTENTS
                                                                                                    Page
                                                                                                    ----
                                    ARTICLE I

             Definitions and Other Provisions of General Application

SECTION 1.1.  Definitions.............................................................................2
SECTION 1.2.  Compliance Certificates and Opinions....................................................9
SECTION 1.3.  Form of Documents Delivered to Trustee.................................................10
SECTION 1.4.  Acts of Holders; Record Dates..........................................................10
SECTION 1.5.  Notices, Etc., to Trustee and the Company..............................................11
SECTION 1.6.  Notice to Holders; Waiver..............................................................12
SECTION 1.7.  Effect of Headings and Table of Contents...............................................12
SECTION 1.8.  Successors and Assigns.................................................................12
SECTION 1.9.  Separability Clause....................................................................12
SECTION 1.10.  Benefits of Indenture.................................................................12
SECTION 1.11.  Governing Law.........................................................................13
SECTION 1.12.  Legal Holidays........................................................................13

                                   ARTICLE II
                                 SECURITY FORMS

SECTION 2.1.  Forms Generally........................................................................13
SECTION 2.2.  Initial Issuance to Property Trustee...................................................13

                                   ARTICLE III
                                 THE SECURITIES

SECTION 3.1.  Title and Terms........................................................................14
SECTION 3.2.  Denominations..........................................................................15
SECTION 3.3.  Execution, Authentication, Delivery and Dating.........................................15
SECTION 3.4.  Temporary Securities...................................................................16
SECTION 3.5.  Registration, Registration of Transfer and Exchange....................................16
SECTION 3.6.  Mutilated, Destroyed, Lost and Stolen Securities.......................................17
SECTION 3.7.  Payment of Interest; Interest Rights Preserved.........................................18
SECTION 3.8.  Persons Deemed Owners..................................................................19
SECTION 3.9.  Cancellation...........................................................................19
SECTION 3.10.  Right of Set Off......................................................................19
SECTION 3.11.  Paying Agent, Security Registrar and Conversion Agent.................................19
SECTION 3.12.  Extension of Interest Payment Period; Notice of Extension.............................19

                                   ARTICLE IV
                           SATISFACTION AND DISCHARGE

SECTION 4.1.  Satisfaction and Discharge of Indenture................................................20
SECTION 4.2.  Application of Trust Money.............................................................21

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                                                                                                    Page
                                                                                                    ----
                                    ARTICLE V

                                    REMEDIES

SECTION 5.1.  Events of Default......................................................................22
SECTION 5.2.  Acceleration of Maturity; Rescission and Annulment.....................................23
SECTION 5.3.  Collection of Indebtedness and Suits for Enforcement by Trustee........................24
SECTION 5.4.  Trustee May File Proofs of Claim.......................................................24
SECTION 5.5.  Trustee May Enforce Claims Without Possession of Securities............................25
SECTION 5.6.  Application of Money Collected.........................................................25
SECTION 5.7.  Limitation on Suits....................................................................25
SECTION 5.8.  Unconditional Right of Holders to Receive Principal and Interest and Convert...........26
SECTION 5.9.  Restoration of Rights and Remedies.....................................................26
SECTION 5.10.  Rights and Remedies Cumulative........................................................26
SECTION 5.11.  Delay or Omission Not Waiver..........................................................26
SECTION 5.12.  Control by Holders....................................................................27
SECTION 5.13.  Waiver of Past Defaults...............................................................27
SECTION 5.14.  Undertaking for Costs.................................................................27
SECTION 5.15.  Waiver of Stay or Extension Laws......................................................27
SECTION 5.16.  Enforcement by Holders of Preferred Securities........................................28

                                   ARTICLE VI
                                   THE TRUSTEE

SECTION 6.1.  Certain Duties and Responsibilities....................................................28
SECTION 6.2.  Notice of Defaults.....................................................................28
SECTION 6.3.  Certain Rights of Trustee..............................................................28
SECTION 6.4.  Not Responsible for Recitals or Issuance of Securities.................................29
SECTION 6.5.  May Hold Securities....................................................................30
SECTION 6.6.  Money Held in Trust....................................................................30
SECTION 6.7.  Compensation and Reimbursement.........................................................30
SECTION 6.8.  Corporate Trustee Required; Eligibility................................................31
SECTION 6.9.  Resignation and Removal; Appointment of Successor......................................31
SECTION 6.10.  Acceptance of Appointment by Successor................................................32
SECTION 6.11.  Merger, Conversion, Consolidation or Succession to Business...........................32

                                   ARTICLE VII
                             [INTENTIONALLY OMITTED]


                                  ARTICLE VIII
              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 8.1.  Company May Consolidate, Etc., Only on Certain Terms...................................33
SECTION 8.2.  Successor Substituted..................................................................34

                                      (ii)

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                                                                                                    Page
                                                                                                    ----
                                   ARTICLE IX
                             SUPPLEMENTAL INDENTURES

SECTION 9.1.  Supplemental Indentures Without Consent of Holders.....................................34
SECTION 9.2.  Supplemental Indentures with Consent of Holders........................................34
SECTION 9.3.  Execution of Supplemental Indentures...................................................35
SECTION 9.4.  Effect of Supplemental Indentures......................................................35
SECTION 9.5.  Reference in Securities to Supplemental Indentures.....................................36

                                    ARTICLE X
                    COVENANTS; REPRESENTATIONS AND WARRANTIES

SECTION 10.1.  Payment of Principal and Interest.....................................................36
SECTION 10.2.  Maintenance of Office or Agency.......................................................36
SECTION 10.3.  Money for Security Payments to Be Held in Trust.......................................36
SECTION 10.4.  Statement by Officers as to Default...................................................37
SECTION 10.5.  Limitation on Dividends; Covenants as to the Trust....................................37
SECTION 10.6.  Payment of Expenses of the Trust......................................................38
SECTION 10.7.  Registration Rights...................................................................39

                                   ARTICLE XI
                            REDEMPTION OF SECURITIES

SECTION 11.1.  Optional Redemption...................................................................39
SECTION 11.2.  Tax Event Redemption..................................................................40
SECTION 11.3.  Change of Control Redemption..........................................................41
SECTION 11.4.  Election to Redeem; Notice to Trustee.................................................41
SECTION 11.5.  Allocation of Partial Redemptions.....................................................41
SECTION 11.6.  Notice of Redemption..................................................................41
SECTION 11.7.  Deposit of Redemption Price...........................................................42
SECTION 11.8.  Securities Payable on Redemption Date.................................................42
SECTION 11.9.  Securities Redeemed in Part...........................................................42

                                   ARTICLE XII
                           SUBORDINATION OF SECURITIES

SECTION 12.1.  Agreement to Subordinate..............................................................43
SECTION 12.2.  Default on Senior Indebtedness........................................................43
SECTION 12.3.  Liquidation; Dissolution; Bankruptcy..................................................44
SECTION 12.4.  Subrogation...........................................................................45
SECTION 12.5.  Trustee to Effectuate Subordination...................................................46
SECTION 12.6.  Notice by the Company.................................................................46
SECTION 12.7.  Rights of the Trustee; Holders of Senior Indebtedness.................................46
SECTION 12.8.  Subordination May Not Be Impaired.....................................................47


                                     (iii)


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                                                                                                    Page
                                                                                                    ----
                                  ARTICLE XIII
                            CONVERSION OF SECURITIES

SECTION 13.1.  Conversion Rights.....................................................................47
SECTION 13.2.  Conversion Procedures.................................................................48
SECTION 13.3.  Conversion Price Adjustments..........................................................49
SECTION 13.4.  Reclassification, Consolidation, Merger or Sale of Assets.............................54
SECTION 13.5.  Notice of Adjustments of Conversion Price.............................................54
SECTION 13.6.  Prior Notice of Certain Events........................................................55
SECTION 13.7.  Adjustments in Case of Fundamental Changes............................................56
SECTION 13.8.  Dividend or Interest Reinvestment Plans...............................................58
SECTION 13.9.  Certain Additional Rights.............................................................59
SECTION 13.10.  Restrictions on Common Stock Issuable Upon Conversion................................59
SECTION 13.11.  Trustee Not Responsible for Determining Conversion Price or Adjustments..............59

EXHIBIT A         FORM OF SERIES A SECURITY
EXHIBIT B         FORM OF SERIES B SECURITY



                                      (iv)

                           INDENTURE dated as of December 20, 2001, between
                  HEARST-ARGYLE TELEVISION, INC., a Delaware corporation (the "Company"), and WILMINGTON TRUST COMPANY, a Delaware banking corporation, as Trustee (the "Trustee").

                             RECITALS OF THE COMPANY

                  WHEREAS Hearst-Argyle Capital Trust, a Delaware business trust (the "Trust") created and continued under the Amended and Restated Declaration of Trust dated as of December 20, 2001 by the Company, as Sponsor, Wilmington Trust Company, as property trustee (the "Property Trustee") and as Delaware trustee (the "Delaware Trustee"), David J. Barrett, Harry T. Hawks and Jonathan
C. Mintzer, each as Administrative Trustees and the holders, from time to time, of beneficial interests in the Trust (the "Declaration"), pursuant to the Securities Purchase Agreement (the "Purchase Agreement") dated as of December 20, 2001, among the Company, the Trust and the Purchasers named therein, will issue and sell 1,400,000 shares of its 7.5% Series A Convertible Preferred Securities (liquidation preference $50 per Preferred Security) (the "Series A Preferred Securities") and 2,600,000 shares of its 7.5% Series B Convertible Preferred Securities (liquidation preference $50 per Preferred Security) (the "Series B Preferred Securities" and, together with the Series A Preferred Securities, the "Preferred Securities"), having an aggregate liquidation amount with respect to the assets of the Trust of $200,000,000;

                  WHEREAS the trustees of the Trust, on behalf of the Trust, will execute and deliver to the Company Common Securities evidencing beneficial interests in the Trust, registered in the name of the Company, in an aggregate amount equal to at least three percent of the capitalization of the Trust, equivalent to 123,712 Common Securities, with a liquidation amount of $50 per Common Security, having an aggregate liquidation amount with respect to the assets of the Trust of $6,185,600 (the "Common Securities");

                  WHEREAS the Trust will use the proceeds from the sale of the Preferred Securities and the Common Securities to purchase from the Company Securities (as defined below) in an aggregate principal amount of $206,185,600;

                  WHEREAS the Company is guaranteeing the payment of distributions on the Preferred Securities, and payment of the Redemption Price (as defined herein) and payments on liquidation with respect to the Preferred Securities, to the extent provided in the Preferred Securities Guarantee Agreement (the "Guarantee") between the Company and Wilmington Trust Company, as preferred securities guarantee trustee, for the benefit of the holders of the Preferred Securities from time to time;

                  WHEREAS the Company has duly authorized the creation of an issue of its 7.5% Convertible Junior Subordinated Deferrable Interest Debentures, Series A, Due 2016 (the "Series A Securities") and its 7.5% Convertible Junior Subordinated Deferrable Interest Debentures, Series B, Due 2021 (the "Series B Securities" and, together with the Series A Securities, the "Securities"), of substantially the tenor and amount hereinafter set forth and to provide therefor the Company has duly authorized the execution and delivery of this Indenture;

                  WHEREAS, so long as the Trust is a Holder of Securities, and any Preferred Securities are outstanding, the Declaration provides that the holders of Preferred Securities may cause the Conversion Agent (as defined herein) to (a) exchange such Preferred Securities for Securities of the same series held by the Trust and (b) immediately convert such Securities into Common Stock (as defined herein); and

                  WHEREAS all things necessary to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done.

                  NOW, THEREFORE, THIS INDENTURE WITNESSETH:
                  For and in consideration of the premises and the purchase of the Securities by the Holders (as defined herein) thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                   ARTICLE I

             Definitions and Other Provisions of General Application


                  SECTION 1.1. Definitions. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (a) the terms defined in this Article have the meanings
            assigned to them in this Article and include the plural as well as the singular;

                  (b) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles; and

                  (c) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                  "Act", when used with respect to any Holder, has the meaning specified in Section 1.4.

                  "Additional Interest" has the meaning specified in Section
3.1.

                  "Additional Payments" means Compounded Interest and Additional Interest, if any.

                  "Affiliate" means, at any time, with respect to any Person (including without limitation the Trust), any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person. Unless the context otherwise clearly requires, any reference to an "Affiliate" is a reference to an Affiliate of the Company.

                  "Agent" means any Registrar, Paying Agent, Conversion Agent or co-registrar.

                  "Applicable Price" has the meaning specified in Section
13.7(b).

                  "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

                  "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                  "Business Day" means any day other than a Saturday or a Sunday or a day on which banking institutions in The City of New York or Wilmington, Delaware are authorized or required by law or executive order to remain closed.

                  "Change of Control" means that (a) an aggregate of at least 35% of the outstanding shares of common stock, considered as one class, of the Company shall cease to be owned beneficially by The Hearst Corporation and Permitted Transferees and (b) The Hearst Corporation and Permitted Transferees, collectively, shall cease to be able to elect a majority of the members of the Board of Directors of the Company (or such greater number of the members of such Board of Directors as at the time shall be necessary, under the Certificate of Incorporation and by-laws of the Company, to approve all actions requiring approval of such Board of Directors assuming full attendance by all members of such Board of Directors at a meeting thereof).

                  "Closing Price" has the meaning specified in Section 13.7(b).

                  "Common Securities" has the meaning specified in the Recitals to this instrument. As used in this Indenture, the term "Common Securities" means all Common Securities (irrespective of series unless otherwise specified) originally issued by the Trust under the Common Securities Purchase Agreement, dated as the date hereof, by and between the Sponsor and the Trust and all Common Securities delivered in substitution or exchange for any such Common Securities under the Declaration.

                  "Common Stock" includes any stock of any class of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which is not subject to redemption by the Company. However, subject to the provisions of Article XIII, shares issuable on conversion of Securities shall include only shares of the class designated as Series A Common Stock of the Company at the date of this instrument or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which are not subject to redemption by the Company; provided that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable on conversion shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

                  "Common Stock Fundamental Change" has the meaning specified in
Section 13.7(b).

                  "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

                  "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

                  "Compounded Interest" has the meaning specified in Section
3.12.

                  "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise; and the terms "Controlling" and "Controlled" have meanings correlative to the foregoing.

                  "Controlled Affiliate" means, at any time, with respect to any Person (including without limitation the Trust), any other Person that at such time directly or indirectly through one or more intermediaries is Controlled by such first Person. Unless the context otherwise clearly requires, any reference to a "Controlled Affiliate" is a reference to a Controlled Affiliate of the Company.

                  "Conversion Agent" means the Person appointed to act on behalf of the holders of Preferred Securities in effecting the conversion of Preferred Securities as and in the manner set forth in the Declaration and Section 13.2.

                  "Conversion Date" has the meaning specified in Section 13.2.

                  "Corporate Trust Office" means the principal office of the Trustee in Wilmington, Delaware, at which at any particular time its corporate trust business shall be administered and which at the date of this Indenture is located at 1100 North Market Street, Rodney Square North, Wilmington, DE 19890-0001, Attention: Corporate Trust Administration.

                  "Declaration" has the meaning specified in the Recitals of the Company.

                  "Defaulted Interest" has the meaning specified in Section 3.7.

                  "Delaware Trustee" has the meaning specified in the Recitals of the Company.

                  "Entitlement Date" has the meaning specified in Section
13.7(b).

                  "Event of Default" has the meaning specified in Section 5.1.

                  "Expiration Time" has the meaning specified in Section
13.3(f).

                  "Extended Interest Payment Period" has the meaning specified in Section 3.12.

                  "Fundamental Change" has the meaning specified in Section 13.7(b).

                  "Guarantee" has the meaning specified in the Recitals of the Company.

                  "Holder" means a Person in whose name a Security is registered in the Security Register.

                  "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

                  "Institutional Investor" has the meaning specified in the Purchase Agreement.

                  "Interest Payment Date" has the meaning specified in Section 3.1.

                  "Investment Company Event" has the meaning specified in the Declaration.

                  "Majority Holders of the Preferred Securities" means the holder or holders of a majority of the aggregate liquidation preference of the Preferred Securities at the time outstanding.

                  "Maturity", when used with respect to any Security means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

                  "90 Day Period" has the meaning specified in Section 11.2.

                  "No Recognition Opinion" has the meaning specified in the Declaration.

                  "Non-Stock Fundamental Change" has the meaning specified in
Section 13.7(b).

                  "Notice of Conversion" means the notice to be given by a holder of Preferred Securities to the Conversion Agent directing the Conversion Agent to exchange such Preferred Securities for Securities and to convert such Securities into Common Stock on behalf of such holder.

                  "NYSE" has the meaning specified in Section 13.3(g).

                  "Officers' Certificate" means a certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee. One of the officers signing an Officers' Certificate given pursuant to Section 10.4 shall be the principal executive, financial or accounting officer of the Company.

                  "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, and who shall be reasonably acceptable to the Trustee or the Majority Holders of the Preferred Securities.

                  "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except: (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation; (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and (iii) Securities which have been paid pursuant to Section 3.6, converted into Common Stock pursuant to Section 13.1, or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company; provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Controlled Affiliate of the Company (other than the Trust) or such other obligor shall be disregarded and deemed not to be Outstanding, except that in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded.

                  "Paying Agent" means any Person authorized by the Company to pay the principal of or interest on any Securities on behalf of the Company.

                  "Permitted Transferees" means (a) The Hearst Corporation or any other corporation into which The Hearst Corporation shall be merged or consolidated or to which all or substantially all of the assets of The Hearst Corporation shall be transferred (collectively, "Hearst"), and (b) any corporation, partnership, trust, limited liability company or other entity a majority of the equity securities of which are owned or controlled, directly or indirectly, by Hearst.

                  "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof, or any other entity of whatever nature.

                  "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.6 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

                  "Preferred Securities" has the meaning specified in the Recitals of the Company. As used in this Indenture, the term "Preferred Securities" means all Preferred Securities (irrespective of series unless otherwise specified) originally issued by the Trust under the Purchase Agreement and all Preferred Securities delivered in substitution or exchange for any such Preferred Securities under the Declaration.

                  "Property Trustee" has the meaning specified in the Recitals of the Company.

                  "Purchase Agreement" has the meaning specified in the Recitals of the Company.

                  "Purchased Shares" has the meaning specified in Section
13.3(f).

                  "Purchaser Stock Price" has the meaning specified in Section 13.7(b).

                  "Purchasers" means, when used with respect to the Preferred Securities, the purchasers named in the Purchase Agreement.

                  "Redemption Date" means, when used with respect to any Security to be redeemed, the date fixed for such redemption by or pursuant to this Indenture.

                  "Redemption Price" means, when used with respect to any Security to be redeemed, the price at which it is to be redeemed pursuant to this Indenture.

                  "Redemption Tax Opinion" has the meaning specified in the Declaration.

                  "Reference Date" has the meaning specified in Section 13.3(d).

                  "Reference Market Price" has the meaning specified in Section 13.7(b).

                  "Registration Default" has the meaning specified in Section 10.7.

                  "Registration Rights Agreement" has the meaning specified in
Section 10.7.

                  "Regular Record Date" has the meaning specified in Section
3.1.

                  "Responsible Officer", when used with respect to the Trustee, means any vice president, any assistant vice president, any assistant treasurer, any trust officer or assistant trust officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

                  "Restricted Securities Legend" has the meaning specified in
Section 2.2.

                  "Securities" has the meaning specified in the Recitals of the Company. As used in this Indenture, the term "Securities" means all Securities (irrespective of series unless otherwise specified) originally issued by the Company under this Indenture and all Securities delivered in substitution or exchange for any such Securities pursuant to this Indenture.

                  "Security Register" and "Security Registrar" have the respective meanings specified in Section 3.5.

                  "Senior Indebtedness" means in respect of the Company (i) the principal, premium, if any, and interest in respect of (A) indebtedness of the Company for money borrowed and (B) indebtedness evidenced by securities, debentures, bonds or other similar instruments issued by the Company, (ii) all capital lease obligations of the Company, (iii) all obligations of the Company issued or assumed as the deferred purchase price of property, all conditional sale obligations of the Company and all obligations of the Company under any title retention agreement (but excluding trade accounts payable arising in the ordinary course of business), (iv) all obligations of the Company for the reimbursement of any letter of credit, banker's acceptance, security purchase facility or similar credit transaction, (v) all obligations for claims due upon termination of derivative products entered into by the Company (after giving effect to all enforceable netting provisions) such as foreign exchange rate contracts, commodity contracts, interest rate hedging arrangements and similar arrangements, (vi) all obligations of the type referred to in clauses (i) through (v) above of other Persons for the payment of which the Company is responsible or liable as obligor, guarantor or otherwise, (vii) all obligations of the type referred to in clauses (i) through (vi) above of other Persons secured by any lien on any property or asset of the Company (whether or not such obligation is assumed by the Company), except for (1) any such indebtedness that is by its terms subordinated to or pari passu with the Securities and (2) any indebtedness (including all other debt securities and guarantees in respect of those debt securities) initially issued to any other trust, or a trustee of such trust, partnership, or other entity affiliated with the Company that is, directly or indirectly, a financing vehicle of the Company (a "Financing Entity") in connection with the issuance by such Financing Entity of preferred securities or other similar securities, and (viii) interest accruing subsequent to events of bankruptcy of the Company at the rate provided for in the documentation governing such Senior Indebtedness, whether or not such interest is an allowed claim enforceable against the debtor in a bankruptcy case under relevant bankruptcy law. For the avoidance of any doubt, the obligations of the Company under the following facilities shall constitute "Senior Indebtedness" for all purposes under this Indenture: (a) Five-Year Credit Agreement, dated as of April 12, 1999 by and among the Company, the lenders parties thereto, and The Chase Manhattan Bank, as Administrative Agent, as amended, (b) the Indenture, dated November 13, 1997, by and among the Company and Harris Bank and Trust Company, as trustee, (formerly, Bank of Montreal Trust Company) and the notes and other debt securities issued thereunder, as amended and supplemented, (c) the Note Purchase Agreements, dated as of December 1, 1998 between the Company and the several note purchasers listed therein, and the Company's 7.18% Senior Notes due 2010 issued thereunder, each as amended and supplemented, and (d) the Indenture dated as of October 27, 1995, between the Company and the United States Trust Company of New York, as trustee, and the notes issued thereunder, as amended and supplemented. For the avoidance of any doubt, the Company's Series A Preferred Stock, par value $.01 per share, and the Company's Series B Preferred Stock, par value $.01 per share, shall not constitute "Senior Indebtedness" for any purposes under this Indenture.

                  "Series A Preferred Securities" has the meaning set forth in the Recitals of the Company.

                  "Series A Securities" has the meaning set forth in the Recitals of the Company.

                  "Series B Preferred Securities" has the meaning set forth in the Recitals of the Company.

                  "Series B Securities" has the meaning set forth in the Recitals of the Company.

                  "Shelf Registration Statement" has the meaning specified in
Section 10.7.

                  "Stated Maturity", when used with respect to any Security or any installment of principal thereof or interest thereon, means the date specified in such Security as the fixed date on which the principal, together with any accrued and unpaid interest (including Compounded Interest), of such Security or such installment of interest is due and payable.

                  "Subsidiary" of any Person means (i) a corporation more than 50% of the outstanding Voting Stock of which is owned, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person or by such Person and one or more Subsidiaries thereof or (ii) any other Person (other than a corporation) in which such Person, or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries thereof, directly or indirectly, has at least a majority ownership and power to direct the policies, management and affairs thereof.

                  "Tax Event" has the meaning specified in the Declaration.

                  "Trading Day" has the meaning specified in Section 13.7(b).

                  "Trust" has the meaning specified in the Recitals of the Company.

                  "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

                  "Trust Securities" means Common Securities and Preferred Securities.

                  "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

                  "Voting Stock" of any Person means capital stock of such Person which ordinarily has voting power for the election of directors (or Persons performing similar functions) of such Person, whether at all times or only so long as no senior class of securities has such voting power by reason of any contingency.

                  SECTION 1.2. Compliance Certificates and Opinions. Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee such certificates and opinions as may be reasonably requested by the Trustee in connection with such application or request. Each such certificate or opinion shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company, or an Opinion of Counsel, if to be given by counsel, and shall comply with any applicable requirement set forth in this Indenture.

                  Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (b) a brief statement as to the nature and scope of the
            examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (c) a statement that, in the opinion of each such individual, he has made or caused to be made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

                  SECTION 1.3. Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                  SECTION 1.4. Acts of Holders; Record Dates. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given to or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments is or are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

                  (b) The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities entitled to join in the giving or making of (i) any notice of default, (ii) any declaration of acceleration referred to in Section 5.2, (iii) any request to institute proceedings referred to in Section 5.7(b) or (iv) any direction referred to in
Section 5.12. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the date set by the Trustee by which any such determination shall be made (the "Expiration Date") by Holders of the requisite principal amount of Outstanding Securities on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be canceled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities of the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company's expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Company in writing and to each Holder of Securities in the manner set forth in Section 1.6.

                  (c) The ownership of Securities shall be proved by the Security Register.

                  (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

                  (e) Without limiting the foregoing, a Holder entitled hereunder to give or take any such action with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any different part of such principal amount.

                  SECTION 1.5. Notices, Etc., to Trustee and the Company. Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (a) the Trustee by any Holder or by the Company shall be
            sufficient for every purpose hereunder if made, given, furnished or filed in writing and sent (i) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (ii) by a recognized overnight delivery service (with charges prepaid) to or with the Trustee at its Corporate Trust Office, Attention:
            Corporate Trust Administration, or

                  (b) the Company by the Trustee or by any Holder shall be
            sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and sent (i) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (ii) by a recognized overnight delivery service (with charges prepaid), to the Company addressed to it at 888 Seventh Avenue, New York, NY 10106, Attention: Chief Financial Officer, or at any other address previously furnished in writing to the Trustee by the Company.

                  SECTION 1.6. Notice to Holders; Waiver. Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by a recognized overnight delivery service (with charges prepaid), to each Holder affected by such event, at such Holder's address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  If for any reason it shall be impracticable to give such notice in the manner described above, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

                  SECTION 1.7. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                  SECTION 1.8. Successors and Assigns. All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

                  SECTION 1.9. Separability Clause. In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  SECTION 1.10. Benefits of Indenture. Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the holders of Senior Indebtedness, the holders of Preferred Securities (to the extent provided herein) and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

                  SECTION 1.11. Governing Law. THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

                  SECTION 1.12. Legal Holidays. In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security or the last date on which a Holder has the right to convert his Securities shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal or conversion of the Securities need not be made on such date, but may be made on the next succeeding Business Day (except that, if such Business Day is in the next succeeding calendar year, such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, shall be the immediately preceding Business Day) with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity or on such last day for conversion, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

                                   ARTICLE II

                                 Security Forms

                  SECTION 2.1. Forms Generally. The Series A Securities and the related Trustee's certificate of authentication and the Series B Securities and the related Trustee's certificate of authentication shall be substantially in the forms of Exhibit A and Exhibit B, respectively, each of which is hereby incorporated in and expressly made a part of this Indenture. The Securities may have notations, legends or endorsements required by law, stock exchange rule, agreements to which the Company is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Company and not objected to by any Purchaser that is the Holder of such Security). The Company shall furnish any such legend not contained in Exhibit A or Exhibit B, as applicable, to the Trustee in writing. Each Security shall be dated the date of its authentication. The terms and provisions of the Securities set forth in Exhibit A or Exhibit B, as applicable, are part of the terms of this Indenture and to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

                  The definitive Securities shall be typewritten or printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

                  SECTION 2.2. Initial Issuance to Property Trustee. The Securities of each series initially issued to the Property Trustee of the Trust shall be in the form of one or more individual certificates in definitive, fully registered form without coupons and shall bear the following legend (the "Restricted Securities Legend") unless the Company determines otherwise in accordance with applicable law:

                  THIS SECURITY (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM.

                                   ARTICLE III

                                 The Securities

                  SECTION 3.1. Title and Terms. The aggregate principal amount of Securities that may be authenticated and delivered under this Indenture is limited to $206,185,600 of which the aggregate principal amount of Series A Securities is limited to $72,164,960 and the aggregate principal amount of Series B Securities is limited to $134,020,640, in each case except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 3.4, 3.5, 3.6, 9.5, 11.9 or 13.1.

                  The Series A Securities shall be known and designated as the "7.5% Convertible Junior Subordinated Deferrable Interest Debentures, Series A, Due 2016" of the Company and the Series B Securities shall be known and designated as the "7.5% Convertible Junior Subordinated Deferrable Interest Debentures, Series B, Due 2021" of the Company. The Stated Maturity of the Series A Securities shall be December 31, 2016 and the Stated Maturity of the Series B Securities shall be December 31, 2021, and they shall each bear interest at the rate of 7.5% per annum, from December 20, 2001, or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, as the case may be, payable quarterly (subject to deferral as set forth herein and subject to increase under circumstances described in
Section 10.7), in arrears, on March 31, June 30, September 30 and December 31 (each an "Interest Payment Date") of each year, commencing March 31, 2002, until the principal thereof is paid or made available for payment, and they shall be paid to the Person in whose name the Security is registered at the close of business on the regular record date for such interest installment, which shall be the close of business on the date which is one day prior to each Interest Payment Date (the "Regular Record Date").

                  The amount of interest payable for any period will be computed on the basis of a 360-day year of twelve 30-day months. Except as provided in the following sentence, the amount of interest payable for any period shorter than a full quarterly period for which interest is computed, will be computed on the basis of the actual number of days elapsed in such a 30-day month. In the event that any date on which interest is payable on the Securities is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day which is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

                  If at any time while the Property Trustee is the Holder of any Securities, the Trust or the Property Trustee is required to pay any taxes, duties, assessments or governmental charges of whatever nature (other than withholding taxes) imposed by the United States, or any other taxing authority, then, in any case, the Company will pay as additional interest ("Additional Interest") on the Securities held by the Property Trustee, such additional amounts as shall be required so that the net amounts received and retained by the Trust and the Property Trustee after paying such taxes, duties, assessments or other governmental charges will be equal to the amounts the Trust and the Property Trustee would have received had no such taxes, duties, assessments or other governmental charges (other than withholding taxes) been imposed.

                  The principal of and interest on the Securities shall be payable at the office or agency of the Company in the United States maintained for such purpose and at any other office or agency maintained by the Company for such purpose in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

                  The Securities shall be redeemable as provided in Article XI.

                  The Securities shall be subordinated in right of payment to Senior Indebtedness as provided in Article XII.

                  The Securities shall be convertible as provided in Article
XIII.

                  SECTION 3.2. Denominations. The Securities shall be issuable only in registered form without coupons and only in denominations of $50 and integral multiples thereof.

                  SECTION 3.3. Execution, Authentication, Delivery and Dating. The Securities shall be executed on behalf of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President or one of its Vice Presidents. The signature of any of these officers on the Securities may be manual or facsimile.

                  Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

                  At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities; and the Trustee in accordance with such Company Order shall authenticate and make available for delivery such Securities as in this Indenture provided and not otherwise.

                  No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

                  SECTION 3.4. Temporary Securities. Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and make available for delivery, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

                  If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at any office or agency of the Company designated pursuant to Section 10.2, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities the Company shall execute and the Trustee shall authenticate and make available for delivery in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

                  SECTION 3.5. Registration, Registration of Transfer and Exchange. (a) General. The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register for the Securities of each series (the register maintained in such office and in any other office or agency designated pursuant to Section 10.2 being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

                  Upon surrender for registration of transfer of any Security at an office or agency of the Company designated pursuant to Section 10.2 for such purpose, if the Company's and the Trustee's requirements are met, the Company as promptly as practicable and in any event within ten Business Days after such surrender shall execute, and the Trustee as promptly as practicable and in any event within ten Business Days thereafter shall authenticate and make available for delivery, in the name of the designated transferee or transferees, one or more new Securities of the same series of any authorized denominations and of a like aggregate principal amount.

                  At the option of the Holder, Securities may be exchanged for other Securities of the same series of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and make available for delivery, the Securities which the Holder making the exchange is entitled to receive.

                  All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

                  Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

                  No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.4, 9.5, 11.9 or 13.1 not involving any transfer.

                  Neither the Company nor the Trustee shall be required (i) in the case of a partial redemption of the Securities, to issue, register the transfer of or exchange any Security during a period beginning at the opening of business fifteen days before the day of the mailing of a notice of redemption of Securities selected for redemption under Section 11.5 and ending at the close of business on the day of such mailing or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

                  (b) Transfer Procedures and Restrictions. Upon any distribution of the Securities to the holders of the Preferred Securities in accordance with the Declaration, the Company and the Trustee shall enter into a supplemental indenture pursuant to Section 9.1(d) to provide for transfer procedures and restrictions with respect to the Securities substantially similar to those contained in the Declaration to the extent applicable in the circumstances existing at the time of such distribution.

                  After such distribution of Securities to the holders of Preferred Securities, no transfer of any Security to any Person (other than a Holder's nominee) shall be made unless the Trustee receives from the designated transferee a representation to the Trustee to one of the following effects: (i) such transferee is not an Affiliate of the Company; or (ii) such transferee is an Affiliate of the Company and such transferee acquired such Security either
(x) in an unsolicited transaction in respect of which such transferee gave written notice to all non-Affiliate Holders at least fifteen days prior to the closing of such acquisition or (y) in a solicited transaction in respect of which such transferee made an offer to purchase Securities pro rata to all non-Affiliate Holders upon the same terms and conditions (other than to reflect differences in the terms of Securities of each series) and that such offer remained open for at least ten Business Days.

                  SECTION 3.6. Mutilated, Destroyed, Lost and Stolen Securities. If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and make available for delivery in exchange therefor a new Security of like tenor, series and principal amount and bearing a number not contemporaneously outstanding.

                  If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless

(provided that if the applicant is an original purchaser under the Purchase Agreement or an Institutional Investor with a combined capital and surplus of at least $50,000,000, the written undertaking of such applicant delivered to the Trustee shall be sufficient indemnity and no security shall be required), then the Company shall execute and the Trustee shall authenticate and make available for delivery, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor, series and principal amount and bearing a number not contemporaneously outstanding.

                  In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

                  Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

                  Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

                  The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

                  SECTION 3.7. Payment of Interest; Interest Rights Preserved. Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date.

                  Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest shall be paid by the Company in any lawful manner, upon such notice as may be required by the Trustee, as shall be deemed practicable by the Trustee.

                  Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue (including in each such case Compounded Interest), which were carried by such other Security.

                  In the case of any Security which is converted after any Regular Record Date and on or prior to the corresponding Interest Payment Date (other than any Security whose Maturity is prior to such Interest Payment Date), interest whose Stated Maturity is on such Interest Payment Date shall be payable on such Interest Payment Date notwithstanding such conversion, and such interest (whether or not punctually paid or duly provided for) shall be paid to the

Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on such Regular Record Date. Except as otherwise expressly provided in the immediately preceding sentence, in the case of any Security that is converted, interest whose Stated Maturity is after the date of conversion of such Security shall not be payable, and the Company shall not make nor be required to make any other payment, adjustment or allowance with respect to accrued but unpaid interest (including Compounded Interest) on the Securities being converted, which shall be deemed to be paid in full.

                  SECTION 3.8. Persons Deemed Owners. Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and (subject to Section 3.7) interest (including Compounded Interest) on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

                  SECTION 3.9. Cancellation. All Securities surrendered for payment, redemption, registration of transfer or exchange or conversion shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be disposed of as directed by a Company Order, provided that the Trustee shall not be required to destroy the certificates representing such canceled Securities.

                  SECTION 3.10. Right of Set Off. Notwithstanding anything to the contrary in this Indenture, the Company shall have the right to set off any payment it is otherwise required to make hereunder to the extent the Company has theretofore made, or is concurrently on the date of such payment making, a payment under the Guarantee.

                  SECTION 3.11. Paying Agent, Security Registrar and Conversion Agent. The Trustee will initially act as Paying Agent, Security Registrar and Conversion Agent. The Company may change any Paying Agent, Security Registrar, coregistrar or Conversion Agent without prior notice. The Company or any of its Affiliates may act in any such capacity.

                  SECTION 3.12. Extension of Interest Payment Period; Notice of Extension. (a) The Company shall have the right, at any time during the term of the Securities, from time to time to defer payments of interest by extending the interest payment period of the Securities for successive periods not exceeding 20 consecutive quarters (an "Extended Interest Payment Period"). To the extent permitted by applicable law, interest, the payment of which has been deferred because of the extension of the interest payment period pursuant to this Section 3.12, will bear interest thereon at the rate of 7.5% per annum (or 8.0% per annum during a Registration Default) compounded quarterly for each quarter of the Extended Interest Payment Period ("Compounded Interest"). At the end of the Extended Interest Payment Period, the Company shall pay all interest then accrued and unpaid on the Securities, including any

Compounded Interest that shall be payable to the Holders of the Securities in whose names the Securities are registered in the Security Register on the first Regular Record Date after the end of the Extended Interest Payment Period. Before the termination of any Extended Interest Payment Period, the Company may further extend such period, provided that such period together with all such further extensions thereof shall not exceed 20 consecutive quarters or extend beyond the Maturity of the Securities. Upon the termination of any Extended Interest Payment Period and upon the payment of all interest then accrued and unpaid on the Securities, including any Additional Payments then due, the Company may commence a new Extended Interest Payment Period, subject to the foregoing requirements. No interest shall be due and payable during an Extended Interest Payment Period except at the end thereof.

                  (b) If the Trust shall be the sole holder of the Securities, the Company shall give the Trust notice of its selection of such Extended Interest Payment Period at least one Business Day prior to the earlier of (i) the date the distributions on the Convertible Preferred Securities are payable or (ii) the date the Trust is required to give notice to any applicable self-regulatory organization or to holders of the Convertible Preferred Securities on the record date or the date such distribution is payable, but in any event not less than ten Business Days prior to such record date. If the Trust is not the sole holder of the Securities, the Company shall give the Holders of the Securities and the Trustee notice of its selection or extension, as the case may be, of an Extended Interest Payment Period at least ten Business Days prior to the earlier of (i) the Interest Payment Date next succeeding such selection or extension or (ii) the date the Company is required to give notice to any applicable self-regulatory organization or to holders of the Securities on the record or payment date of such related interest payment, but in any event not less than two Business Days prior to such record date.

                  (c) The quarter in which any notice is given pursuant to paragraph (b) above shall be counted as one of the 20 quarters permitted in the maximum Extended Interest Payment Period permitted under paragraph (a) above.

                                   ARTICLE IV

                           Satisfaction and Discharge

                  SECTION 4.1. Satisfaction and Discharge of Indenture. This Indenture shall cease to be of further effect (except as to any surviving rights of conversion, registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

                  (a) either

                        (i) all Securities theretofore authenticated and
                  delivered (other than (x) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.6 and (y) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.3) have been delivered to the Trustee for cancellation; or

                        (ii) all such Securities not theretofore delivered to
                  the Trustee for cancellation

                        (A) have become due and payable, or

                        (B) will become due and payable at their Stated Maturity
                  within one year, or

                        (C) are to be called for redemption within one year
                  under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company and the Company, in the case of items (x) or (y) of subclause
                  (i) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for such purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and interest (including Compounded Interest) to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                        (b) the Company has paid or caused to be paid all other
                  sums payable hereunder by the Company; and

                        (c) the Company has delivered to the Trustee an
                  Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.7 and, if money shall have been deposited with the Trustee pursuant to subclause (ii) of Clause (a) of this Section, the obligations of the Trustee under Section 4.2 and the last paragraph of Section 10.3 shall survive.

                  SECTION 4.2. Application of Trust Money. Subject to the provisions of the last paragraph of Section 10.3, all money deposited with the Trustee pursuant to Section 4.1 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and interest for whose payment such money has been deposited with the Trustee. All moneys deposited with the Trustee pursuant to Section 4.1 (and held by it or any Paying Agent) for the payment of Securities subsequently converted shall be returned to the Company upon Company Request.

                                   ARTICLE V

                                    Remedies

                  SECTION 5.1. Events of Default. "Event of Default", wherever used herein, means any one of the following events that has occurred and is continuing (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Article XII or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (a) default in the payment of the principal of (or premium, if any, on) any Security when due whether at Maturity, upon redemption, by declaration or otherwise; or

                  (b) default in the payment of any interest upon any Security, including any Compounded Interest in respect thereof, when it becomes due and payable, and continuance of such default for a period of 30 days; provided that a valid extension of the interest payment period by the Company pursuant to this Indenture shall not constitute a default in the payment of interest for this purpose; or

                  (c) failure by the Company to issue and deliver Common Stock upon an election to convert the Securities into Common Stock; or

                  (d) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 90 days after the Company has received written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (e) entry by a court having jurisdiction in the premises of
            (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of substantially all of the property of the Company, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

                  (f) the commencement by the Company of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company to the entry of a decree or order for relief in respect of itself in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company, or the filing by the Company of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by the Company to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of substantially all of the property of the Company, or the making by the Company of an assignment for the benefit of creditors, or the admission by the Company in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

                  (g) the voluntary or involuntary dissolution, winding up or termination of the Trust, except in connection with (i) the distribution of Securities to holders of Preferred Securities in liquidation or redemption of their interests in the Trust, (ii) the redemption of all of the outstanding Preferred Securities of the Trust or (iii) certain mergers, consolidations or amalgamations, each as permitted by the Declaration.

                  SECTION 5.2. Acceleration of Maturity; Rescission and Annulment. If an Event of Default occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities may declare the principal of all the Securities and any other amounts payable hereunder (including any Additional Payments) to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders); provided that, if the Property Trustee is the sole Holder of the Securities and if upon an Event of Default, the Trustee or the Property Trustee (as such sole Holder) fail to declare within five Business Days the principal of all the Securities to be immediately due and payable, the holders of at least 25% in aggregate liquidation preference of Preferred Securities then outstanding shall have such right by a notice in writing to the Company and the Trustee; and upon any such declaration such principal and all accrued interest shall become immediately due and payable; provided that the payment of principal and interest on such Securities shall remain subordinated to the extent provided in Article XII.

                  At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as provided in this Article hereinafter, the Holders of a majority in aggregate principal amount of the Outstanding Securities, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

                  (a) the Company has paid or deposited with the Trustee a sum sufficient to pay

                        (i) all overdue interest (including any Compounded
                  Interest) on all Securities,

                        (ii) the principal of any Securities which have become
                  due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Securities, and

                        (iii) all sums paid or advanced by the Trustee hereunder
                  and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

                  (b) all Events of Default, other than the nonpayment of the principal of Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.

                  No such rescission shall affect any subsequent default or impair any right consequent thereon.

                  SECTION 5.3. Collection of Indebtedness and Suits for Enforcement by Trustee. The Company covenants that if

                  (a) default is made in the payment of any interest (including any Compounded Interest) on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

                  (b) default is made in the payment of the principal of any
            Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal and interest (including any Additional Payments) and, to the extent that payment thereof shall be legally enforceable, interest on any overdue principal and on any overdue interest (including any Additional Interest), at the rate borne by the Securities, and, in addition thereto, all amounts owing to the Trustee under Section 6.7.

                  If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

                  SECTION 5.4. Trustee May File Proofs of Claim. In case of any judicial proceeding relative to the Company (or any other obligor upon the Securities), its property or its creditors, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise, to take any and all actions and to file and prove all such claims in order to have claims of the Holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be authorized to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it, and any predecessor Trustee under Section 6.7.

                  No provision of this Indenture shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

                  SECTION 5.5. Trustee May Enforce Claims Without Possession of Securities. All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of all the amounts owing to the Trustee and any predecessor Trustee under Section 6.7 for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

                  SECTION 5.6. Application of Money Collected. Subject to
Article XII, any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or interest (including any Additional Payments), upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  FIRST: To the payment of all amounts due the Trustee and any predecessor Trustee under Section 6.7;

                  SECOND: To the payment of the amounts then due and unpaid for principal of and interest (including any Additional Payments) on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and interest (including any Compounded Interest), respectively; and

                  THIRD: The balance, if any, to the Person or Persons entitled thereto.

                  SECTION 5.7. Limitation on Suits. Subject to Section 5.8, no Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                  (a) such Holder has previously given written notice to the
            Trustee of a continuing Event of Default,

                  (b) the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (c) such Holder or Holders have offered to the Trustee
            reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

                  SECTION 5.8. Unconditional Right of Holders to Receive Principal and Interest and Convert. Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and (subject to Section 3.7) interest (including any Additional Payments) on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to convert such Security in accordance with Article XIII and to institute suit for the enforcement of any such payment and right to convert, and such rights shall not be impaired without the consent of such Holder. If the Property Trustee is the sole Holder of the Securities, any holder of the Preferred Securities shall have the right to institute suit on behalf of the Trust for the enforcement of any such payment and right to convert.

                  SECTION 5.9. Restoration of Rights and Remedies. If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

                  SECTION 5.10. Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                  SECTION 5.11. Delay or Omission Not Waiver. No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

                  SECTION 5.12. Control by Holders. The Holders of a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee; provided that

                  (a) such direction shall not be in conflict with any rule of law or with this Indenture; and

                  (b) the Trustee may take any other action deemed proper by the
            Trustee which is not inconsistent with such direction.

                  SECTION 5.13. Waiver of Past Defaults. Subject to Section 9.2, the Holders of not less than a majority in principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except a default

                  (a) in the payment of the principal of, premium, if any, or interest (including any Additional Payments) on any Security (unless such default has been cured and a sum sufficient to pay all matured installments of interest and principal due otherwise than by acceleration has been deposited with the Trustee); or

                  (b) in respect of a covenant or provision hereof which under
            Article IX cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

                  Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

                  SECTION 5.14. Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, a court may require any party litigant in such suit to file an undertaking to pay the costs of such suit (including attorneys fees and expenses), and may assess costs against any such party litigant; provided that this Section shall not be deemed to authorize any court to require such an undertaking or to make such an assessment in any suit instituted by the Company or the Trustee or in any suit for the enforcement of the right to receive the principal of and interest (including any Additional Payments) on any Security or to convert any Security in accordance with Article XIII.

                  SECTION 5.15. Waiver of Stay or Extension Laws. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                  SECTION 5.16. Enforcement by Holders of Preferred Securities. Notwithstanding anything to the contrary contained herein and in addition to any other rights of the holders of the Preferred Securities provided herein or in the Declaration, if the Property Trustee fails to enforce its rights under the Securities for a period of 30 days after any holder of Preferred Securities shall have made a written request to the Property Trustee to enforce such rights, such holder may, to the fullest extent permitted by law, institute a legal proceeding directly against the Company to enforce the Property Trustee's rights, as Holder of the Securities, without first instituting any legal proceeding against the Property Trustee or any other Person.

                                   ARTICLE VI

                                   The Trustee

                  SECTION 6.1. Certain Duties and Responsibilities. (a) Except during the continuance of an Event of Default, the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee.

                  (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

                  (c) Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

                  SECTION 6.2. Notice of Defaults. The Trustee shall, promptly and in any event within five Business Days after becoming aware of the occurrence of a default, give the Holders notice of the occurrence of such default; provided that in the case of any default of the character specified in
Section 5.1(d), no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

                  SECTION 6.3. Certain Rights of Trustee. Subject to the provisions of Section 6.1:


                  (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                  (c) whenever in the administration of this Indenture the
            Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                  (d) the Trustee may consult with counsel of its choice and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to reasonable examination of the books, records and premises of the Company, personally or by agent or attorney;

                  (g) the Trustee may execute any of the trusts or powers
            hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                  (h) the Trustee shall not be liable for any action taken,
            suffered, or omitted to be taken by it in good faith, without negligence or willful misconduct, and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture; and

                  (i) the Trustee shall not be deemed to have notice of any
            default or Event of Default unless an officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture.

                  SECTION 6.4. Not Responsible for Recitals or Issuance of Securities. The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of the Securities or the proceeds thereof.

                  SECTION 6.5. May Hold Securities. The Trustee, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Section 6.8, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar, or such other agent.

                  SECTION 6.6. Money Held in Trust. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

                  SECTION 6.7. Compensation and Reimbursement. The Company agrees:

                  (a) to pay to the Trustee from time to time such compensation as the Company and the Trustee shall from time to time agree in writing for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (b) except as otherwise expressly provided herein, to
            reimburse the Trustee upon its request for all reasonable expenses, fees, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith;

                  (c) to indemnify the Trustee and any predecessor Trustee for, and to hold it harmless against, any and all loss, damage, claim, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder; and

                  (d) the Trustee shall have a lien prior to the Securities as to all property and funds held by it hereunder for any amount owing it or any predecessor Trustee pursuant to this Section 6.7, except with respect to funds held in trust for the benefit of the Holders of particular Securities.

                  When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.1(e) or Section 5.1(f), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable federal or state bankruptcy, insolvency or other similar law.

                  The provisions of this Section shall survive the termination of this Indenture.

                  SECTION 6.8. Corporate Trustee Required; Eligibility. There shall at all times be a Trustee hereunder which shall be a bank or trust company in good standing that has power so to act, is incorporated under the laws of the United States of America or State thereof, has a combined capital and surplus of at least $100,000,000 and has its corporate trust office in New York, New York or Wilmington, Delaware. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

                  SECTION 6.9. Resignation and Removal; Appointment of Successor. (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 6.10.

                  (b) The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee.

                  (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities (or, so long as the Property Trustee shall be the sole Holder, by Act of the Majority Holders of the Preferred Securities), delivered to the Trustee and to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of removal, the Trustee being removed may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee.

                  (d) If at any time

                  (i) the Trustee shall cease to be eligible under Section 6.8 and shall fail to resign after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months (or, so long as the Property Trustee shall be the sole Holder, by the Majority Holders of the Preferred Securities), or

                  (ii) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (A) the Company may remove the Trustee, or (B) subject to Section 5.14, any Holder who has been a bona fide Holder of a Security for at least six months (or, so long as the Property Trustee shall be the sole Holder, the Majority Holders of the Preferred Securities) may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                  (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board

Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities (or, so long as the Property Trustee shall be the sole Holder, by Act of the Majority Holders of the Preferred Securities), delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders (or such Majority Holders) and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security (or, if the Property Trustee shall then be the sole Holder, any holder of a Preferred Security) for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee. Each successor Trustee appointed pursuant to this Section shall be a bank or trust company in good standing and having power so to act, incorporated under the laws of the United States of America or a State thereof and having a corporate trust office in the Borough of Manhattan, City and State of New York, being qualified to act as a trustee in the jurisdiction of its incorporation, and having a capital and surplus of $100,000,000, if there be such an institution willing, qualified and able to accept the trust upon reasonable and customary terms.

                  (f) The Company shall give written notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders in the manner provided in Section 1.6. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

                  SECTION 6.10. Acceptance of Appointment by Successor. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; provided that on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments required to more fully and certainly vest in and confirm to such successor Trustee all such rights, powers and trusts.

                  No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

                  SECTION 6.11. Merger, Conversion, Consolidation or Succession to Business. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any

Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

                                  ARTICLE VII

                             [INTENTIONALLY OMITTED]

                                  ARTICLE VIII

              Consolidation, Merger, Conveyance, Transfer or Lease

                  SECTION 8.1. Company May Consolidate, Etc., Only on Certain Terms. The Company shall not consolidate with or merge with or into any other Person or, directly or indirectly, convey, transfer or lease all or substantially all of its properties and assets on a consolidated basis to any Person, unless:

                  (a) in case the Company shall consolidate with or merge with or into another Person or convey, transfer or lease all or substantially all of its properties and assets on a consolidated basis to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance, transfer or lease, all or substantially all of the properties and assets of the Company on a consolidated basis shall be a corporation, partnership or trust, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, the due and punctual payment of the principal of and interest (including any Additional Payments) on all the Securities and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed and shall have provided for conversion rights in accordance with Article XIII;

                  (b) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company or a Subsidiary as a result of such transaction as having been incurred by the Company or such Subsidiary at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing;

                  (c) such consolidation or merger or conveyance, transfer or lease of assets of the Company is permitted under, and does not give rise to any breach or violation of, the Declaration or the Guarantee; and

                  (d) the Company has delivered to the Trustee an Officers'
            Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

                  SECTION 8.2. Successor Substituted. Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer or lease of all or substantially all the properties and assets of the Company on a consolidated basis in accordance with Section 8.1, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

                                   ARTICLE IX

                             Supplemental Indentures

                  SECTION 9.1. Supplemental Indentures Without Consent of Holders. Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (a) to evidence the succession of another Person to the
            Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

                  (b) to add to the covenants of the Company for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company; or

                  (c) to make provision with respect to the conversion rights of
            Holders pursuant to the requirements of Article XIII; or

                  (d) to make provision, not inconsistent with the provisions of this Indenture, for transfer procedures, certification and all other matters required pursuant to Section 3.5(b) or otherwise necessary, desirable or appropriate, in each case in connection with the issuance of Securities to holders of Preferred Securities in the event of a distribution of Securities by the Trust under a special event contemplated by the Declaration.

                  SECTION 9.2. Supplemental Indentures with Consent of Holders. With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

                  (a) extend the Stated Maturity of the principal of, or any installment of interest (including any Additional Payments) on, any Security, or reduce the principal amount thereof, or change the rate or the time for payment of interest thereon, or reduce any premium payable upon the redemption thereof, or change the place of payment where, or the coin or currency in which, any Security or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption
            Date), or adversely affect the right to convert any Security as provided in Article XIII, or modify the provisions of this Indenture with respect to the subordination of the Securities in a manner adverse to the Holders,

                  (b) reduce the percentage in principal amount of the
            Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture, or

                  (c) modify any of the provisions of this Section or Section
            5.13, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

                  Notwithstanding anything to the contrary in this Indenture or the Declaration, if the Property Trustee is the sole Holder of the Securities, so long as any of the Preferred Securities remains outstanding, no amendment shall be made that adversely affects the holders of such Preferred Securities, and no termination of this Indenture shall occur, and no waiver of any Event of Default or compliance with any covenant under this Indenture shall be effective, without the prior consent of the holders of the percentage of the aggregate liquidation preference of such Preferred Securities then outstanding which is at least equal to the percentage of aggregate principal amount of the outstanding Securities as shall be required under this Indenture to effect any such amendment, termination or waiver.

                  It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

                  SECTION 9.3. Execution of Supplemental Indentures. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

                  SECTION 9.4. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby. No such supplemental indenture shall directly or indirectly modify the provisions of Article XII in any manner which might terminate or impair the rights of the Senior Indebtedness pursuant to such subordination provisions.

                  SECTION 9.5. Reference in Securities to Supplemental Indentures. Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

                                   ARTICLE X

                    Covenants; Representations and Warranties

                  SECTION 10.1. Payment of Principal and Interest. The Company will duly and punctually pay the principal of and interest on the Securities in accordance with the terms of the Securities and this Indenture.

                  SECTION 10.2. Maintenance of Office or Agency. The Company will maintain in the United States an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

                  The Company may also from time to time designate one or more other offices or agencies (in the United States) where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the United States for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

                  SECTION 10.3. Money for Security Payments to Be Held in Trust. If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

                  Whenever the Company shall have one or more Paying Agents, it will, prior to each due date of the principal of or interest on any Securities, deposit with a Paying Agent a sum sufficient to pay the principal or interest so becoming due and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

                  The Company will cause each Paying Agent other than the Trustee to execute and deliver to Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will during the continuance of any default by the Company (or any other obligor upon the Securities) in the making of any payment in respect of the Securities, upon the written request of the Trustee, forthwith pay to the Trustee all sums held in trust by such Paying Agent as such.

                  The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent; such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                  Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or interest on any Security and remaining unclaimed for two years after such principal or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of any such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease.

                  SECTION 10.4. Statement by Officers as to Default. The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate, stating whether to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the material terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge. The Company shall deliver to the Trustee, as soon as possible and in any event within five days after the Company becomes aware of the occurrence of any Event of Default or an event which, with notice or the lapse of time or both, would constitute an Event or Default, an Officers' Certificate setting forth the details of such Event of Default or default and the action which the Company proposes to take with respect thereto.

                  SECTION 10.5. Limitation on Dividends; Covenants as to the Trust. (a) The Company covenants that the Company (i) shall not declare or pay dividends on, make distributions with respect to, or redeem, purchase or acquire, or make a liquidation payment with respect to, any of its capital stock (other than its Series A Preferred Stock and Series B Preferred Stock, and other than stock dividends paid by the Company which consist of stock of the same class as that on which the dividend is being paid and other than any declaration of a dividend in connection with the implementation of a stockholders' rights plan, or the issuance of stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto and other than in connection with the Company's Amended and Restated 1997 Stock Option Plan or its 1998 Employee Stock Purchase Plan or any successor plans thereto), (ii) shall not make any payment of interest, principal or premium, if any, on or repay, repurchase or redeem any debt securities issued by the Company that rank pari passu with or junior to the Securities, and (iii) shall not make any guarantee payments with respect to the foregoing (other than pursuant to the Guarantee), in each case if at such time (i) there shall have occurred any event that with the giving of notice or the lapse of time or both, would constitute an Event of Default hereunder, (ii) the Company shall be in default with respect to its payment of any obligations under the Guarantee or
(iii) the Company shall have given notice of its selection of an Extended Interest Payment Period as provided herein and such period, or any extension thereof, shall be continuing.

                  (b) The Company also covenants and agrees (i) that it shall directly or indirectly maintain 100% ownership of the Common Securities of the Trust; provided that any permitted successor of the Company hereunder shall succeed to the Company's ownership of such Common Securities and (ii) that it shall use its reasonable efforts, consistent with the terms and provisions of the Declaration, to cause the Trust (x) to remain a statutory business trust, except in connection with the distribution of the Securities to the holders of Trust Securities in liquidation of the Trust, the redemption of all of the Trust Securities of the Trust, or certain mergers, consolidations or amalgamations, each as permitted by the Declaration, and (y) to otherwise continue to be classified as a grantor trust for United States federal income tax purposes.

                  SECTION 10.6. Payment of Expenses of the Trust. In connection with the offering, sale and issuance of the Securities to the Property Trustee in connection with the sale of the Trust Securities by the Trust, the Company shall:

                  (a) pay for all costs, fees and expenses relating to the
            offering, sale and issuance of the Securities, including all placement fees in connection therewith and compensation of the Trustee under this Indenture in accordance with the provisions of
            Section 6.7;

                  (b) be responsible for and pay for all debts and obligations
            (other than with respect to the Trust Securities) of the Trust, pay for all costs and expenses of the Trust (including, but not limited to, costs and expenses relating to the organization of the Trust, the offering, sale and issuance of the Trust Securities (including placement fees in connection therewith), the fees and expenses of the Property Trustee and the Delaware Trustee, the costs and expenses relating to the operation of the Trust, including without limitation, costs and expenses of accountants, attorneys, statistical or bookkeeping services, expenses for printing and engraving and computing or accounting equipment, paying agent(s), registrar(s), transfer agent(s), duplicating, travel and telephone and other telecommunications expenses and costs and expenses incurred in connection with the acquisition, financing, and disposition of Trust assets); and

                  (c) pay any and all taxes (other than United States federal, state or local withholding taxes attributable to the Trust or its assets) and all liabilities, costs and expenses with respect to such taxes of the Trust.

                  SECTION 10.7. Registration Rights. The holders of the Preferred Securities, the Securities and the Guarantee are entitled to the benefits of a Registration Rights Agreement, dated as of December 20, 2001, between the Company and the Purchasers (the "Registration Rights Agreement"). Pursuant to the Registration Rights Agreement the Company has agreed for the benefit of the holders of the Preferred Securities and the Securities that (i) it will, at its cost, prior to May 20, 2002 file a shelf registration statement (the "Shelf Registration Statement") with the Securities and Exchange Commission with respect to resales of the Common Stock (other than shares of Common Stock which have been sold or transferred pursuant to Rule 144 under the Securities
Act) issued and issuable upon conversion of the Securities, (ii) prior to August 19, 2002 such Shelf Registration Statement shall be declared effective by said Commission and (iii) the Company will maintain such Shelf Registration Statement continuously effective under the Securities Act of 1933, as amended, for the period provided in the Registration Rights Agreement. If the Company fails to comply with any of clauses (i) through (iii) above (a "Registration Default") then, at such time, the per annum interest rate on the Securities will increase by 0.50% (50 basis points); provided that if the Registration Default consists or is the result of the occurrence of any event contemplated by paragraph 3(c)(ii)(3) of the Registration Rights Agreement, such Registration Default shall not be deemed to have occurred until the expiration of 30 days after the date of the occurrence of such event if the Company determines in its good faith judgment that the disclosure of such event would have a material adverse effect on the business, operations or prospects of the Company, or adversely affect a material financing, acquisition, disposition of assets or stock, merger or other comparable transaction and the Trust and the Company thereafter promptly comply with the requirements of paragraph 3(i) of the Registration Rights Agreement. Such increase will remain in effect from and including the date on which any such Registration Default shall occur to but excluding the date on which all Registration Defaults have been cured, on which date the interest rate on the Securities will revert to the interest rate originally borne by the Securities.

                                   ARTICLE XI

                            Redemption of Securities

                  SECTION 11.1. Optional Redemption. The Company shall have the right (and, without limitation as to other exercises, will exercise such right from time to time if and to the extent instructed to do so by The Hearst Corporation) to redeem the Series A Securities, in whole or in part, at any time or from time to time on or after December 31, 2004 and to redeem all Securities, in whole or in part, at any time or from time to time on or after December 31, 2006, in each case upon not less than 30 nor more than 60 days' notice, at the following Redemption Prices per $50 principal amount of the Securities to be redeemed plus any accrued and unpaid interest, including Additional Payments, if any, to the Redemption Date, if redeemed during the 12-month period ending December 31:

            Series A Securities                                 Series B Securities
            -------------------                                 -------------------

                          Price Per $50                                          Price Per $50
Year                     Principal Amount                 Year                  Principal Amount
----                     ----------------                 ----                  ----------------
2005                         $52.625                      2007                    $51.875
2006                         $52.250                      2008                    $51.500
2007                         $51.875                      2009                    $51.125
2008                         $51.500                      2010                    $50.750
2009                         $51.125                      2011                    $50.375
2010                         $50.750
2011                         $50.375

and thereafter at $50 per $50 principal amount of the Securities plus, in each case, accrued and unpaid interest, including Additional Payments, if any, to the Redemption Date. Any redemption pursuant to this Section 11.1 shall be made pursuant to the provisions of Sections 11.1 through 11.9 hereof.

                  SECTION 11.2. Tax Event Redemption. If a Tax Event has occurred and is continuing and


                  (a) the Company has received a Redemption Tax Opinion, or

                  (b) the Trustee shall have been informed by tax counsel that a
            No Recognition Opinion cannot be delivered to the Trust,

then, the Company shall have the right upon not less than 30 days nor more than 60 days' notice to the Holders of the Securities to redeem the Securities in whole (but not in part) for cash at $50 per $50 principal amount of the Securities plus accrued and unpaid interest, including Additional Payments, if any, within 90 days following the occurrence of such Tax Event (the "90 Day Period"); provided that if at the time there is available to the Company or the Trust the opportunity to eliminate within the 90 Day Period, the Tax Event by taking some ministerial action, including but not limited to filing a form or making an election, or pursuing some other similar reasonable measure which, in the good faith judgment of the Company, will have no adverse effect on the Company, the Trust or the Holders of the Trust Securities and will involve no material cost, then the Company or the Trust shall pursue such ministerial action or other measure in lieu of redemption, and provided further that the Company shall have no right to redeem the Securities while the Trust is pursuing any ministerial action or other similar measure pursuant to its obligations under the Declaration. The redemption payment of $50 per $50 principal amount of the Securities plus accrued and unpaid interest, including Additional Payments, if any, shall be made prior to 12:00 noon, New York time, on the date of such redemption or such earlier time as the Company determines provided that the Company shall deposit with the Trustee an amount sufficient to make such redemption payment by 10:00 a.m. on the date such redemption payment is to be made. Upon the occurrence of a Tax Event, the Company may also elect to cause the Preferred Securities to remain outstanding and pay Additional Interest on the Debentures.

                  SECTION 11.3. Change of Control Redemption. If the Trust redeems any Preferred Securities as a result of a Change of Control pursuant to paragraph 4(e) of Annex I to the Declaration, the Company shall redeem on the Change of Control Redemption Date (as defined in Annex I to the Declaration) Securities of the corresponding series, at the principal amount of each Preferred Security, together with interest accrued thereon to the Change of Control Redemption Date, without any premium.

                  SECTION 11.4. Election to Redeem; Notice to Trustee. The election of the Company to redeem Securities pursuant to Section 11.1 shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company, the Company shall, at least 60 days and no more than 90 days prior to the Redemption Date fixed by the Company, notify the Trustee in writing of such Redemption Date and of the principal amount of Securities of each series to be redeemed and provide a copy of the notice of redemption given to Holders of Securities to be redeemed pursuant to Section 11.5.

                  SECTION 11.5. Allocation of Partial Redemptions. If less than all the Securities are to be redeemed (other than pursuant to Section 11.3 and unless such redemption affects only a single Security), the principal amount of Securities to be redeemed shall be allocated by the Trustee among the Outstanding Securities pro rata, as nearly as practicable, in accordance with the respective aggregate principal amounts of such Securities not theretofore called for redemption, provided that in the case of any redemption of the Series A Securities pursuant to Section 11.1 prior to December 31, 2004, the principal amount of Securities to be redeemed shall be so allocated among the outstanding Series A Securities pro rata as aforesaid.

                  The provisions of the preceding paragraph shall not apply with respect to any redemption affecting only a single Security, whether such Security is to be redeemed in whole or in part. In the case of any such redemption in part, the unredeemed portion of the principal amount of the Security shall be in an authorized denomination (which shall not be less than the minimum authorized denomination) for such Security.

                  For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

                  SECTION 11.6. Notice of Redemption. Notice of redemption shall be given by (a) telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or
(b) a recognized overnight delivery service (with charges prepaid), sent not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at such Holder's address appearing in the Security Register.

                  All notices of redemption shall identify the Securities to be redeemed and shall state:

                  (i) the Redemption Date (which shall be a Business Day),

                  (ii) the Redemption Price,

                  (iii) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and that interest thereon will cease to accrue on and after said date, and

                  (iv) the place or places where such Securities are to be
            surrendered for payment of the Redemption Price.

                  Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

                  SECTION 11.7. Deposit of Redemption Price. Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.3) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

                  If any Security called for redemption is converted, any money deposited with the Trustee or with any Paying Agent or so segregated and held in trust for the redemption of such Security shall (subject to any right of the Holder of such Security or any Predecessor Security to receive interest as provided in the last paragraph of Section 3.7) be paid to the Company upon Company Request or, if then held by the Company, shall be discharged from such trust.

                  SECTION 11.8. Securities Payable on Redemption Date. Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest (including Additional Payments, if any) to the Redemption Date; provided that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to the terms and the provisions of Section 3.7.

                  If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid, bear interest from the Redemption Date at the rate borne by the Security.

                  SECTION 11.9. Securities Redeemed in Part. In the event of any redemption in part, the Company shall not be required to (i) issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities and ending at the close of business on the earliest date in which the relevant notice of redemption is deemed to have been given to all holders of Securities to be so redeemed and (ii) register the transfer of or exchange any Securities so selected for redemption, in whole or in part, except for the unredeemed portion of any Securities being redeemed in part.

                  Any Security which is to be redeemed only in part shall be surrendered at a place of payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Security without service charge, a new Security or Securities of the same series, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                  ARTICLE XII

                           Subordination of Securities

                  SECTION 12.1. Agreement to Subordinate. The Company covenants and agrees, and each Holder of Securities by such Holder's acceptance thereof likewise covenants and agrees, that all Securities shall be issued subject to the provisions of this Article XII; and each Holder of a Security, whether upon original issue or upon transfer or assignment thereof, accepts and agrees to be bound by such provisions. The payment by the Company of the principal of, premium, if any, and interest (including Additional Payments) on all Securities issued hereunder shall, to the extent and in the manner hereinafter set forth, be subordinated and junior in right of payment to the prior payment in full of all Senior Indebtedness, whether outstanding at the date of this Indenture or thereafter incurred; provided that no provision of this Article XII shall prevent the occurrence of any default or Event of Default hereunder.

                  SECTION 12.2. Default on Senior Indebtedness. In the event and during the continuation of any default by the Company in the payment of principal, premium, interest or any other payment due on any Senior Indebtedness continuing beyond the period of grace, if any, specified in the instrument evidencing such Senior Indebtedness, unless and until such default shall have been cured or waived or shall have ceased to exist, and in the event that the maturity of any Senior Indebtedness has been accelerated because of a default, then no payment shall be made by the Company with respect to the principal of (including redemption payments), premium, if any, or interest on the Securities.

                  In the event that, notwithstanding the foregoing, any payment shall be received by the Trustee when such payment is prohibited by the preceding paragraph of this Section 12.2, such payment shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Indebtedness or their respective representatives, or to the trustee or trustees under any indenture pursuant to which any of such Senior Indebtedness may have been issued, as their respective interests may appear, but only to the extent that the holders of the Senior Indebtedness (or their representative or representatives or a trustee) notify the Trustee in writing within 90 days of such payment of the amounts then due and owing on the Senior Indebtedness and only the amounts specified in such notice to the Trustee shall be paid to the holders of Senior Indebtedness.

                  SECTION 12.3. Liquidation; Dissolution; Bankruptcy. Upon any payment by the Company or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding up or liquidation or reorganization of the Company, whether voluntary or involuntary, or in bankruptcy, insolvency, receivership or other proceedings, all amounts (including principal, premium, if any, and interest) due or to become due upon all Senior Indebtedness shall first be paid in full, or payment thereof provided for in money in accordance with its terms, before any payment is made on account of the principal (and premium, if any) or interest on the Securities; and upon any such dissolution or winding up or liquidation or reorganization, any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the Holders of the Securities or the Trustee would be entitled, except for the provisions of this Article XII, shall be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the Holders of the Securities or by the Trustee under this Indenture if received by them or it, directly to the holders of Senior Indebtedness (pro rata to such holders on the basis of the respective amounts of Senior Indebtedness held by such holders, as calculated by the Company) or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay such Senior Indebtedness in full, in money or money's worth, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness, before any payment or distribution is made to the Holders of Securities or to the Trustee.

                  In the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, prohibited by the foregoing, shall be received by the Trustee or the Holders of the Securities before all Senior Indebtedness is paid in full, or provision is made for such payment in money in accordance with its terms, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing such Senior Indebtedness may have been issued, and their respective interests may appear, as calculated by the Company, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay such Senior Indebtedness in full in money in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness.

                  For purposes of this Article XII, the words, "cash, property or securities" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Article XII with respect to the Securities to the payment of all Senior Indebtedness which may at the time be outstanding; provided that (i) such Senior Indebtedness is assumed by the new corporation, if any, resulting from any such reorganization or readjustment, and (ii) the rights of the holders of such Senior Indebtedness are not, without the consent of such holders, altered by such reorganization or readjustment. The consolidation of the Company with, or the merger of the Company with or into, another Person or the liquidation or dissolution of the Company following the conveyance, transfer or lease of all or substantially all its properties and assets on a consolidated basis to another Person upon the terms and conditions provided for in Article VIII shall not be deemed a dissolution, winding up, liquidation or reorganization for the purposes of this Section 12.3 if such other Person shall, as a part of such consolidation, merger, conveyance, transfer or lease, comply with the conditions stated in Article VIII hereof. Nothing in Section 12.2 or in this Section 12.3 shall apply to claims of, or payments to, the Trustee under or pursuant to Section 6.7.

                  SECTION 12.4. Subrogation. Subject to the payment in full of all Senior Indebtedness, the Holders of the Securities shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company, as the case may be, applicable to such Senior Indebtedness until the principal of (and premium, if any) and interest on the Securities shall be paid in full; and, for the purposes of such subrogation, no payments or distributions to the holders of such Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article XII, and no payment over pursuant to the provisions of this Article XII, to or for the benefit of the holders of such Senior Indebtedness by Holders of the Securities or the Trustee, shall, as between the Company, its creditors other than holders of Senior Indebtedness, and the Holders of the Securities, be deemed to be a payment by the Company to or on account of such Senior Indebtedness. It is understood that the provisions of this Article XII are and are intended solely for the purposes of defining the relative rights of the Holders of the Securities, on the one hand, and the holders of such Senior Indebtedness on the other hand.

                  Nothing contained in this Article XII or elsewhere in this Indenture or in the Securities is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Indebtedness, and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities the principal of (and premium, if any) and interest on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of the Securities and creditors of the Company, as the case may be, other than the holders of Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article XII of the holders of such Senior Indebtedness in respect of cash, property or securities of the Company, as the case may be, received upon the exercise of any such remedy.

                  Upon any payment or distribution of assets of the Company referred to in this Article XII, the Trustee, subject to the provisions of
Section 6.3, and the Holders of the Securities, shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidation trustee, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of the Securities, for the purposes of ascertaining the Persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, as the case may be, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article XII.

                  SECTION 12.5. Trustee to Effectuate Subordination. Each Holder of Securities by such Holder's acceptance thereof authorizes and directs the Trustee on such Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article XII and appoints the Trustee as such Holder's attorney-in-fact for any and all such purposes.

                  SECTION 12.6. Notice by the Company. The Company shall give prompt written notice to a Responsible Officer of the Trustee of any fact known to the Company which would prohibit the making of any payment of monies to or by the Trustee in respect of the Securities pursuant to the provisions of this
Article XII. Notwithstanding the provisions of this Article XII or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment of monies to or by the Trustee in respect of the Securities pursuant to the provisions of this Article XII, unless and until a Responsible Officer of the Trustee shall have received written notice thereof at the Corporate Trust Office of the Trustee from the Company or a holder or holders of Senior Indebtedness or from any trustee therefor; and before the receipt of any such written notice, the Trustee, subject to the provisions of Section 6.3, shall be entitled in all respects to assume that no such facts exist; provided that if the Trustee shall not have received the notice provided for in this Section 12.6 at least two Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of (and premium, if any) or interest on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purposes for which they were received, and shall not be affected by any notice to the contrary which may be received by it within two Business Days prior to such date.

                  The Trustee, subject to the provisions of Section 6.3, shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee on behalf of such holder) to establish that such notice has been given by a holder of such Senior Indebtedness or a trustee on behalf of any such holder or holders. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article XII, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the right of such Person under this Article XII, and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

                  SECTION 12.7. Rights of the Trustee; Holders of Senior Indebtedness. The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article XII in respect of any Senior Indebtedness at any time held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

                  With respect to the holders of Senior Indebtedness of the Company, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are set forth in this Article XII, and no implied covenants or obligations with respect to the holders of such Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of such Senior Indebtedness and, subject to the provisions of Section 6.3, the Trustee shall not be liable to any holder of such Senior Indebtedness if it shall pay over or deliver to Holders of Securities, the Company or any other Person money or assets to which any holder of such Senior Indebtedness shall be entitled by virtue of this Article XII or otherwise.

                  SECTION 12.8. Subordination May Not Be Impaired. No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof which any such holder may have or otherwise be charged with.

                  Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the holders of the Securities and without impairing or releasing the subordination provided in this Article XII or the obligations hereunder of the Holders of the Securities to the holders of Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, such Senior Indebtedness, or otherwise amend or supplement in any manner such Senior Indebtedness or any instrument evidencing the same or any agreement under which such Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing such Senior Indebtedness; (iii) release any Person liable in any manner for the collection of such Senior Indebtedness; and (iv) exercise or refrain from exercising any rights against the Company and any other Person.

                                  ARTICLE XIII

                            Conversion of Securities

                  SECTION 13.1. Conversion Rights. Subject to and upon compliance with the provisions of this Article, the Securities are convertible, at the option of the Holder, at any time on or before redemption as provided below or the close of business at their Stated Maturity, into fully paid and nonassessable shares of Common Stock of the Company at an initial conversion rate of 2.005133 shares of Common Stock for each $50 in aggregate principal amount of Series A Securities (equal to a conversion price of $24.9360 per share of Common Stock) and 1.972262 shares of Common Stock for each $50 in aggregate principal amount of Series B Securities (equal to a conversion price of $25.3516 per share of Common Stock), in each case subject to adjustment as described in this Article XIII. A Holder of Securities of either series may convert any portion of the principal amount of the Securities of such series into that number of fully paid and nonassessable shares of Common Stock (calculated as to each conversion to the nearest 1/100th of a share) obtained by dividing the principal amount of the Securities to be converted by such conversion price. In case a Security or portion thereof is called for redemption, such conversion right in respect of the Security or portion so called shall expire at the close of business on the corresponding Redemption Date, unless the Company defaults in making the payment due upon redemption.

                  SECTION 13.2. Conversion Procedures. (a) In order to convert all or a portion of the Securities, the Holder thereof shall deliver to the Conversion Agent an irrevocable Notice of Conversion setting forth the series and principal amount of Securities to be converted, together with the name or names, if other than the Holder, in which the shares of Common Stock should be issued upon conversion and, if such Securities are definitive Securities, surrender to the Conversion Agent the Securities to be converted, duly endorsed or assigned to the Company or in blank. In addition, a holder of Preferred Securities or Common Securities may exercise its right under the Declaration to convert such Preferred Securities or Common Securities into Common Stock by delivering to the Conversion Agent an irrevocable Notice of Conversion setting forth the information called for by the preceding sentence and directing the Conversion Agent (i) to exchange such Preferred Security or Common Security for a portion of the Securities of the corresponding series held by the Trust (at an exchange rate of $50 principal amount of Securities for each Preferred Security or Common Security) and (ii) to immediately convert such Securities, on behalf of such holder, into Common Stock of the Company pursuant to this Article XIII and, if such Preferred Securities or Common Securities are in definitive form, surrendering such Preferred Securities or Common Securities, duly endorsed or assigned to the Company or in blank. So long as any Preferred Securities or Common Securities are outstanding, the Trust shall not convert any Securities except pursuant to a Notice of Conversion duly executed and delivered to the Conversion Agent by a holder of Preferred Securities or Common Securities.

                  If a Notice of Conversion is delivered on or after the Regular Record Date and prior to the subsequent Interest Payment Date, the Holder will be entitled to receive the interest payable on the subsequent Interest Payment Date on the portion of Securities to be converted notwithstanding the conversion thereof prior to such Interest Payment Date. Except as otherwise provided in the immediately preceding sentence, in the case of any Security which is converted, interest whose Stated Maturity is after the date of conversion of such Security shall not be payable, and the Company shall not make nor be required to make any other payment, adjustment or allowance with respect to accrued but unpaid interest on the Securities being converted, which shall be deemed to be paid in full. Each conversion shall be deemed to have been effected immediately prior to the close of business on the day on which the Notice of Conversion was received (the "Conversion Date") by the Conversion Agent from the Holder or from a holder of the Preferred Securities or Common Securities effecting a conversion thereof pursuant to its conversion rights under the Declaration, as the case may be. The Person or Persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common Stock as of the Conversion Date. As promptly as practicable on or after the Conversion Date, the Company shall issue and deliver at the office of the Conversion Agent, unless otherwise directed by the Holder in the Notice of Conversion, a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion, together with the cash payment, if any, in lieu of any fraction of any share to the Person or Persons entitled to receive the same. The Conversion Agent shall deliver such certificate or certificates to such Person or Persons.

                  (a) The Company's delivery upon conversion of the fixed number of shares of Common Stock into which the Securities are convertible (together with the cash payment, if any, in lieu of fractional shares) shall be deemed to satisfy the Company's obligation to pay the principal amount at Maturity of the portion of Securities so converted and any unpaid interest (including Compounded Interest and Additional Interest) accrued on such Securities at the time of such conversion.

                  (b) No fractional shares of Common Stock will be issued as a result of conversion, but in lieu thereof, the Company shall pay to the Conversion Agent a cash adjustment in an amount equal to the same fraction of the current market price of such fractional interest on the date on which the Securities or Preferred Securities or Common Securities, as the case may be, were duly surrendered to the Conversion Agent for conversion, or, if such day is not a Trading Day, on the next Trading Day, and the Conversion Agent in turn will make such payment, if any, to the Holder of the Securities or the holder of the Preferred Securities so converted.

                  (c) In the event of the conversion of any Security in part only, a new Security or Securities of the same series for the unconverted portion thereof will be issued in the name of the Holder thereof upon the cancellation thereof in accordance with Section 3.5.

                  (d) In effecting the conversion transactions described in this
            Section, the Conversion Agent is acting as agent of the holders of Preferred Securities and Common Securities (in the exchange of Preferred Securities or Common Securities for Securities) and as agent of the Holders of Securities (in the conversion of Securities into Common Stock), as the case may be, directing it to effect such conversion transactions. The Conversion Agent is hereby authorized
            (i) to exchange Securities held by the Trust from time to time for Preferred Securities or Common Securities in connection with the conversion of such Preferred Securities or Common Securities in accordance with this Article XIII and (ii) to convert all or a portion of the Securities into Common Stock and thereupon to deliver such shares of Common Stock in accordance with the provisions of this Article XIII and to deliver to the Trust a new Security or Securities of the same series for any resulting unconverted principal amount.

                  (e) All shares of Common Stock delivered upon any conversion of Restricted Securities shall bear a restrictive legend substantially in the form of the legend required to be set forth on such Securities and shall be subject to the restrictions on transfer provided in such legend and in Section 3.5(b). Neither the Trustee nor the Conversion Agent shall have any responsibility for the inclusion or content of any such restrictive legend on such Common Stock; provided that the Trustee or the Conversion Agent shall have provided to the Company or to the Company's transfer agent for such Common Stock, prior to or concurrently with a request to the Company to deliver to such Conversion Agent certificates for such Common Stock, written notice that the Securities delivered for conversion are Restricted Securities.

                  SECTION 13.3. Conversion Price Adjustments. The conversion price for the Securities of each series shall be subject to adjustment (without duplication) from time to time as follows:

                  (a) In case the Company shall pay or make a dividend or other distribution on any class or series of capital stock of the Company exclusively in Common Stock, the conversion price for the Securities of each series in effect at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such conversion price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this subparagraph (a), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company. The Company shall not pay any dividend or make any distribution exclusively in Common Stock on shares of any class or series of capital stock of the Company held in the treasury of the Company. In the event that such dividend or distribution is not so paid or made, the conversion price shall again be adjusted to be the conversion price which would then be in effect if such dividend or distribution had not occurred.

                  (b) In case the Company shall pay or make a dividend or other distribution on its Common Stock consisting exclusively of, or shall otherwise issue to all holders of its Common Stock, rights or warrants, in each case entitling the holders thereof to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share (determined as provided in subparagraph (g)) of the Common Stock on the date fixed for the determination of stockholders entitled to receive such rights or warrants, the conversion price for the Securities of each series in effect at the opening of business on the day following the date fixed for such determination shall be reduced by multiplying such conversion price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such current market price and the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. To the extent that shares of Common Stock are not so delivered after the expiration of such rights or warrants, such conversion price shall be readjusted to the conversion price which would then be in effect if such date fixed for the determination of stockholders entitled to receive such rights or warrants had not been fixed. For the purposes of this subparagraph (b), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company. The Company shall not issue any rights or warrants in respect of shares of Common Stock held in the treasury of the Company. In case any rights or warrants referred to in this subparagraph (b) in respect of which an adjustment shall have been made shall expire unexercised within 45 days after the same shall have been distributed or issued by the Company, such conversion price shall be readjusted at the time of such expiration to the conversion price that would have been in effect if no adjustment had been made on account of the distribution or issuance of such expired rights or warrants.

                  (c) In case outstanding shares of Common Stock shall be
            subdivided into a greater number of shares of Common Stock, the conversion price for the Securities of each series in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced and, conversely, in case outstanding shares of Common Stock shall each be combined into a smaller number of shares of Common Stock, the conversion price for the Securities of each series in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

                  (d) Subject to the last sentence of this subparagraph (d), in case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness, shares of any class or series of capital stock, cash or assets (including securities, but excluding any rights or warrants referred to in subparagraph (b), any dividend or distribution paid exclusively in cash and any dividend or distribution referred to in subparagraph
            (a) of this Section 13.3), the conversion price for the Securities of each series shall be reduced so that the same shall equal the price determined by multiplying such conversion price in effect immediately prior to the effectiveness of such conversion price reduction contemplated by this subparagraph (d) by a fraction of which the numerator shall be the current market price per share (determined as provided in subparagraph (g)) of the Common Stock on the date fixed for the payment of such distribution (the "Reference Date") less the fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors), on the Reference Date, of the portion of the evidences of indebtedness, shares of capital stock, cash and assets so distributed applicable to one share of Common Stock and the denominator shall be such current market price per share of the Common Stock, such reduction to become effective immediately prior to the opening of business on the day following the Reference Date. In the event that such dividend or distribution is not so paid or made, the conversion price for the Securities of each series shall again be adjusted to be the conversion price which would then be in effect if such dividend or distribution had not occurred. If the Board of Directors determines the fair market value of any distribution for purposes of this subparagraph (d) by reference to the actual or when issued trading market for any securities comprising such distribution, it must in doing so consider the prices in such market over the same period used in computing the current market price per share of Common Stock (determined as provided in subparagraph (g)). For purposes of this subparagraph (d), any dividend or distribution that includes shares of Common Stock or rights or warrants to subscribe for or purchase shares of Common Stock shall be deemed instead to be
            (1) a dividend or distribution of the evidences of indebtedness, shares of capital stock, cash or assets other than such shares of Common Stock or such rights or warrants (making any conversion price reduction required by this subparagraph (d)) immediately followed by
            (2) a dividend or distribution of such shares of Common Stock or such rights or warrants (making any further conversion price reduction required by subparagraph (a) or (b)), except (A) the Reference Date of such dividend or distribution as defined in this subparagraph (iv) shall be substituted as (a) "the date fixed for the determination of stockholders entitled to receive such dividend or other distribution," (b) "the date fixed for the determination of stockholders entitled to receive such rights or warrants" and (c) "the date fixed for such determination" within the meaning of subparagraphs (a) and (b) and (B) any shares of Common Stock included in such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of subparagraph (a).

                  (e) In case the Company shall pay or make a dividend or other distribution on its Common Stock exclusively in cash (excluding, in the case of any regular cash dividend on the Common Stock, the portion thereof that does not exceed the per share amount of the next preceding regular cash dividend on the Common Stock (as adjusted to appropriately reflect any of the events referred to in subparagraphs (a), (b), (c), (d), (e) and (f)), or all of such regular cash dividend if the annualized amount thereof per share of Common Stock does not exceed 15% of the current market price per share (determined as provided in subparagraph (g)) of the Common Stock on the Trading Day next preceding the date of declaration of such dividend), the conversion price for the Securities of each series shall be reduced so that the same shall equal the price determined by multiplying such conversion price in effect immediately prior to the effectiveness of the conversion price reduction contemplated by this subparagraph (e) by a fraction of which the numerator shall be the current market price per share (determined as provided in subparagraph (g)) of the Common Stock on the date fixed for the payment of such distribution less the amount of cash so distributed and not excluded as provided applicable to one share of Common Stock and the denominator shall be such current market price per share of the Common Stock, such reduction to become effective immediately prior to the opening of business on the day following the date fixed for the payment of such distribution; provided that in the event the portion of the cash so distributed applicable to one share of Common Stock is equal to or greater than the current market price per share (as defined in subparagraph (g)) of the Common Stock on the record date mentioned above, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder of Securities shall have the right to receive upon conversion the amount of cash such Holder would have received had such Holder converted each Security immediately prior to the record date for the distribution of the cash. In the event that such dividend or distribution is not so paid or made, the conversion price shall again be adjusted to be the conversion price which would then be in effect if such record date had not been fixed.

                  (f) In case a tender or exchange offer (other than an odd-lot offer) made by the Company or any Subsidiary of the Company for all or any portion of the Company's Common Stock shall expire and such tender or exchange offer shall involve the payment by the Company or such Subsidiary of consideration per share of Common Stock having a fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors) at the last time (the "Expiration Time") tenders or exchanges may be made pursuant to such tender or exchange offer (as it shall have been amended) that exceeds 110% of the current market price per share (determined as provided in subparagraph (g)) of the Common Stock on the Trading Day next succeeding the Expiration Time, the conversion price for the Securities of each series shall be reduced so that the same shall equal the price determined by multiplying such conversion price in effect immediately prior to the effectiveness of the conversion price reduction contemplated by this subparagraph (f) by a fraction of which the numerator shall be the number of shares of Common Stock outstanding (including any tendered or exchanged shares) at the Expiration Time multiplied by the current market price per share (determined as provided in subparagraph (g)) of the Common Stock on the Trading Day next succeeding the Expiration Time and the denominator shall be the sum of (x) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and (y) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) at the Expiration Time and the current market price per share (determined as provided in subparagraph (g)) of the Common Stock on the Trading Day next succeeding the Expiration Time, such reduction to become effective immediately prior to the opening of business on the day following the Expiration Time.

                  (g) For the purpose of any computation under subparagraphs
            (b), (d), (e) and (f), the current market price per share of Common Stock on any date in question shall be deemed to be the average of the daily Closing Prices for the five consecutive Trading Days selected by the Company commencing not more than twenty (20) Trading Days before, and ending not later than, the earlier of the day in question and, if applicable, the day before the "ex" date with respect to the issuance or distribution requiring such computation; provided that if another event occurs that would require an adjustment pursuant to subparagraphs (a) through (f), inclusive, the Board of Directors may make such adjustments to the Closing Prices during such five Trading Day period as it deems appropriate to effectuate the intent of the adjustments in this Section 13.3, in which case any such determination by the Board of Directors shall be set forth in a Board Resolution and shall be conclusive. For purposes of this paragraph, the term "ex" date, (1) when used with respect to any issuance or distribution, means the first date on which the Common Stock is listed on The New York Stock Exchange (the "NYSE") or on such successor securities exchange as the Common Stock may be quoted or listed or in the relevant market from which the Closing Prices were obtained without the right to receive such issuance or distribution, and (2) when used with respect to any tender or exchange offer means the first date on which the Common Stock is quoted regular way on such securities exchange or in such market after the Expiration Time of such offer.

                  (h) The Company may make such reductions in the conversion price, in addition to those required by subparagraphs (a), (b), (c),
            (d), (e) and (f), as it considers to be advisable to avoid or diminish any income tax to holders of Common Stock or rights to purchase Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes.

                  (i) No adjustment in the conversion price for the Securities of either series shall be required unless such adjustment would require an increase or decrease of at least 1% in the conversion price; provided that any adjustments which by reason of this subparagraph (i) are not required to be made shall be carried forward and taken into account in determining whether any subsequent adjustment shall be required.

                  (j) If any action would require adjustment of the conversion price for the Securities of either series pursuant to more than one of the provisions described above, only one adjustment shall be made and such adjustment shall be the amount of adjustment that has the highest absolute value to the Holder of the Securities.

                  SECTION 13.4. Reclassification, Consolidation, Merger or Sale of Assets. In the event that the Company shall be a party to any transaction (including without limitation (a) any recapitalization or reclassification of the Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination of the Common Stock), (b) any consolidation of the Company with, or merger of the Company into, any other Person, any merger of another Person into the Company (other than a merger which does not result in a reclassification, conversion, exchange or cancelation of outstanding shares of Common Stock of the Company), (c) any sale or transfer of all or substantially all of the assets of the Company or (d) any compulsory share exchange) pursuant to which the Common Stock is converted into the right to receive other securities, cash or other property, then lawful provision shall be made as part of the terms of such transaction whereby the Holder of each Security then outstanding shall have the right thereafter to convert such Security only into (i) in the case of any such transaction other than a Common Stock Fundamental Change, the kind and amount of securities, cash and other property receivable upon consummation of such transaction by a holder of the number of shares of Common Stock of the Company into which such Security could have been converted immediately prior to such transaction, after giving effect, in the case of any Non-Stock Fundamental Change, to any adjustment in the conversion price required by the provision of
Section 13.7(a)(i), and (ii) in the case of a Common Stock Fundamental Change, common stock of the kind received by holders of Common Stock as a result of such Common Stock Fundamental Change in an amount determined pursuant to the provisions of Section 13.7(a)(ii).

                  The Company or the Person formed by such consolidation or resulting from such merger or which acquired such assets or which acquires the Company's shares, as the case may be, shall make provision in its certificate or articles of incorporation or other constituent document to establish such right. Such certificate or articles of incorporation or other constituent document shall provide for adjustments which, for events subsequent to the effective date of such certificate or articles of incorporation or other constituent document, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article XIII. The above provisions shall similarly apply to successive transactions of the foregoing type.

                  SECTION 13.5. Notice of Adjustments of Conversion Price. Whenever the conversion price for the Securities of either series is adjusted as herein provided:

                  (a) the Company shall compute the adjusted conversion price and shall prepare a certificate signed by the Chief Financial Officer or the Treasurer of the

            Company setting forth the adjusted conversion price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed with the Trustee, the Conversion Agent and the transfer agent for the Preferred Securities and the Securities; and

                  (b) a notice stating such conversion price has been adjusted and setting forth the adjusted conversion price shall as soon as practicable be mailed by the Company to all record holders of Preferred Securities and the Securities at their last addresses as they appear upon the stock transfer books of the Company and the books and records of the Trust, respectively.

                  SECTION 13.6. Prior Notice of Certain Events. In case:

                  (a) the Company shall (i) declare any dividend (or any other distribution) on its Common Stock, other than (A) a dividend payable in shares of Common Stock or (B) a dividend payable in cash that would not require an adjustment pursuant to Section 13.3(d) or (e) or (ii) authorize a tender or exchange offer that would require an adjustment pursuant to Section 13.3(f);

                  (b) the Company shall authorize the granting to all holders of
            Common Stock of rights or warrants to subscribe for or purchase any shares of stock of any class or series or of any other rights or warrants;

                  (c) of any reclassification of Common Stock (other than a
            subdivision or combination of the outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value), or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company shall be required, or of the sale or transfer of all or substantially all of the assets of the Company or of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or other property; or

                  (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then the Company shall (a) if any Preferred Securities are outstanding, cause to be filed with the transfer agent for the Preferred Securities, and shall cause to be mailed to the holders of record of the Preferred Securities, at their last addresses as they appear upon the books and records of the Trust or (b) shall cause to be mailed to all Holders at their last addresses as they shall appear in the Security Register, at least fifteen days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record (if any) is to be taken for the purpose of such dividend, distribution, rights or warrants or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding up (but no failure to mail such notice or any defect therein or in the mailing thereof shall affect the validity of the corporate action required to be specified in such notice).

                  SECTION 13.7. Adjustments in Case of Fundamental Changes. (a) Notwithstanding any other provision in this Article XIII to the contrary, if any Fundamental Change occurs, then the conversion price in effect will be adjusted immediately after such Fundamental Change as described below. In addition, in the event of a Common Stock Fundamental Change, each Security shall be convertible solely into common stock of the kind and amount received by holders of Common Stock as the result of such Common Stock Fundamental Change as more specifically provided in the following clauses (i) and (ii).

                  For purposes of calculating any adjustment to be made pursuant to this Section 13.7 in the event of a Fundamental Change, immediately after such Fundamental Change:

                  (i) in the case of a Non-Stock Fundamental Change, the
            conversion price for the Securities of each series shall thereupon become the lower of (A) the conversion price in effect immediately prior to such Non-Stock Fundamental Change, but after giving effect to any other prior adjustments effected pursuant to this Article XIII, and (B) the result obtained by multiplying the greater of the Applicable Price or the then applicable Reference Market Price by a fraction of which the numerator shall be $50 and the denominator shall be the current Redemption Price as set forth in Section 11.1 or, prior to December 31, 2004 with respect to the Series A Securities and December 31, 2006 with respect to the Series B Securities, the hypothetical redemption prices set forth below:

                    Series A Securities                                        Series B Securities
                    -------------------                                        -------------------
                                       Price Per $50                                             Price Per $50
             Year                    Principle Amount                   Year                   Principle Amount
             ----                    ----------------                   ----                   ----------------
             2002                           53.750                      2002                         53.750
             2003                           53.375                      2003                         53.375
             2004                           53.000                      2004                         53.000
                                                                        2005                         52.625
                                                                        2006                         52.250


                  (ii) in the case of a Common Stock Fundamental Change, the conversion price for the Securities of each series in effect immediately prior to such Common Stock Fundamental Change, but after giving effect to any other prior adjustments effected pursuant to this Article XIII, shall thereupon be adjusted by multiplying such conversion price by a fraction of which the numerator shall be the Purchaser Stock Price and the denominator shall be the Applicable Price; provided that in the event of a Common Stock Fundamental Change in which (A) 100% of the value of the consideration received by a holder of Common Stock is common stock of the successor, acquirer or other third party (and cash, if any, is paid only with respect to any fractional interests in such common stock resulting from such Common Stock Fundamental Change) and (B) all of the Common Stock shall have been exchanged for, converted into or acquired for common stock (and cash with respect to fractional interests) of the successor, acquirer or other third party, the conversion price for the Securities of each series in effect immediately prior to such Common Stock Fundamental Change shall thereupon be adjusted by multiplying such conversion price by a fraction of which the numerator shall be one and the denominator shall be the number of shares of common stock of the successor, acquirer, or other third party received by a stockholder for one share of Common Stock as a result of such Common Stock Fundamental Change.

                  (b) Definitions. The following definitions shall apply to
            terms used in this Article XIII:

                  (i) "Applicable Price" shall mean (A) in the event of a
            Non-Stock Fundamental Change in which the holders of the Common Stock receive only cash, the amount of cash received by a stockholder for one share of Common Stock and (B) in the event of any other Non-Stock Fundamental Change or any Common Stock Fundamental Change, the average of the daily Closing Prices of the Common Stock for the ten (10) consecutive Trading Days prior to and including the record date for the determination of the holders of Common Stock entitled to receive securities, cash or other property in connection with such Non-Stock Fundamental Change or Common Stock Fundamental Change, or, if there is no such record date, the date upon which the holders of the Common Stock shall have the right to receive such securities, cash or other property (such record date or distribution date being hereinafter referred to as the "Entitlement Date"), in each case, as adjusted in good faith by the Company to appropriately reflect any of the events referred to in subparagraphs
            (a), (b), (c), (d), (e) and (f) of Section 13.3.

                  (ii) "Closing Price" of any common stock on any day shall mean the last reported sale price regular way on such day or, in case no such sale takes place on such day, the average of the reported closing bid and asked prices regular way of such common stock, in each case on the NYSE or, if the common stock is not listed or admitted to trading on such market, on the principal national securities exchange on which such common stock is listed or admitted to trading, or, if not listed or admitted to trading on any national securities exchange, the average of the closing bid and asked prices as furnished by any independent registered broker-dealer firm selected from time to time by the Board of Directors of the Company for that purpose or, if not so available in such manner, as otherwise determined in good faith by the Board of Directors.

                  (iii) "Common Stock Fundamental Change" shall mean any
            Fundamental Change in which more than 50% of the value (as determined in good faith by the Board of Directors) of the consideration received by holders of Common Stock consists of common stock that for each of the ten consecutive Trading Days prior to the Entitlement Date has been admitted for listing or admitted for listing subject to notice of issuance on a national securities exchange or quoted on the NYSE; provided that a Fundamental Change shall not be a Common Stock Fundamental Change unless the Company continues to exist after the occurrence of such Fundamental Change and the outstanding Preferred Securities continue to exist as outstanding Preferred Securities.

                  (iv) "Fundamental Change" shall mean the occurrence of any transaction or event in connection with a plan pursuant to which all or substantially all of the Common Stock shall be exchanged for, converted into, acquired for or constitute solely the right to receive securities, cash or other property (whether by means of an exchange offer, liquidation, tender offer, consolidation, merger, combination, reclassification, recapitalization or otherwise); provided in the case of a plan involving more than one such transaction or event, for purposes of adjustment of the conversion price, such Fundamental Change shall be deemed to have occurred when substantially all of the Common Stock of the Company shall be exchanged for, converted into, or acquired for or constitute solely the right to receive securities, cash or other property, but the adjustment shall be based upon the highest weighted average of consideration per share that a holder of Common Stock could have received in such transactions or events as a result of which more than 50% of the Common Stock of the Company shall have been exchanged for, converted into, or acquired for or constitute solely the right to receive securities, cash or other property.

                  (v) "Non-Stock Fundamental Change" shall mean any Fundamental
            Change other than a Common Stock Fundamental Change.

                  (vi) "Purchaser Stock Price" shall mean, with respect to any
            Common Stock Fundamental Change, the average of the daily Closing Prices per share of the common stock received in such Common Stock Fundamental Change for the ten consecutive Trading Days prior to and including the Entitlement Date, as adjusted in good faith by the Board of Directors to appropriately reflect any of the events referred to in subparagraphs (a), (b), (c), (d), (e) and (f) of
            Section 13.3, multiplied by the number of shares of Common Stock received in such Common Stock Fundamental Change for each share of Common Stock of the Company.

                  (vii) "Reference Market Price" shall initially mean $13.6667
            (which is an amount equal to 66-2/3% of the reported last sales price for the Common Stock on the NYSE on December 19, 2001) and in the event of any adjustment to the conversion price for the Securities of either series other than as a result of a Non-Stock Fundamental Change, the Reference Market Price shall also be adjusted so that the ratio of the Reference Market Price to such conversion price after giving effect to any such adjustment shall always be the same as the ratio of $13.6667 to the initial conversion price of the Preferred Securities of such series.

                  (viii) "Trading Day" shall mean a day on which securities are traded on the national securities exchange or quotation system used to determine the Closing Price.

                  SECTION 13.8. Dividend or Interest Reinvestment Plans. Notwithstanding the foregoing provisions, the issuance of any shares of Common Stock pursuant to any plan providing for the reinvestment of dividends or interest payable on securities of the Company and the investment of additional optional amounts in shares of Common Stock under any such plan, and the issuance of any shares of Common Stock or options or rights to purchase such shares pursuant to any employee benefit plan or program of the Company or pursuant to any option, warrant, right or exercisable, exchangeable or convertible security outstanding as of the date the Securities were first issued, shall not be deemed to constitute an issuance of Common Stock or exercisable, exchangeable or convertible securities by the Company to which any of the adjustment provisions described above applies. There shall also be no adjustment of the conversion price in case of the issuance of any stock (or securities convertible into or exchangeable for stock) of the Company except as specifically described in this Article XIII.

                  SECTION 13.9. Certain Additional Rights. In case the Company shall, by dividend or otherwise, declare or make a distribution on its Common Stock referred to in Section 13.3 (d) or 13.3(e) (including, without limitation, dividends or distributions referred to in the last sentence of Section 13.3(d)), the Holder of the Securities, upon the conversion thereof subsequent to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution and prior to the effectiveness of the conversion price adjustment in respect of such distribution, shall also be entitled to receive for each share of Common Stock into which the Securities are converted, the portion of the shares of Common Stock, rights, warrants, evidences of indebtedness, shares of capital stock, cash and assets so distributed applicable to one share of Common Stock; provided that, at the election of the Company (whose election shall be evidenced by a resolution of the Board of Directors) with respect to all Holders so converting, the Company may, in lieu of distributing to such Holder any portion of such distribution not consisting of cash or securities of the Company, pay such Holder an amount in cash equal to the fair market value thereof (as determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors). If any conversion of Securities described in the immediately preceding sentence occurs prior to the payment date for a distribution to holders of Common Stock which the Holder of Securities so converted is entitled to receive in accordance with the immediately preceding sentence, the Company may elect (such election to be evidenced by a resolution of the Board of Directors) to distribute to such Holder a due bill for the shares of Common Stock, rights, warrants, evidences of indebtedness, shares of capital stock, cash or assets to which such Holder is so entitled; provided that such due bill (i) meets any applicable requirements of the principal national securities exchange or other market on which the Common Stock is then traded and
(ii) requires payment or delivery of such shares of Common Stock, rights, warrants, evidences of indebtedness, shares of capital stock, cash or assets no later than the date of payment or delivery thereof to holders of shares of Common Stock receiving such distribution.

                  SECTION 13.10. Restrictions on Common Stock Issuable Upon Conversion. (a) Shares of Common Stock to be issued upon conversion of a Security in respect of Preferred Securities shall bear such restrictive legends as the Company may provide in accordance with applicable law.(b) If shares of Common Stock to be issued upon conversion of a Security in respect of Preferred Securities are to be registered in a name other than that of the holder of such Preferred Security, then the Person in whose name such shares of Common Stock are to be registered must deliver to the Conversion Agent a certificate satisfactory to the Company and signed by such Person, as to compliance with the restrictions on transfer applicable to such Preferred Security. Neither the Trustee nor any Conversion Agent or Registrar shall be required to register in a name other than that of the Holder shares of Common Stock or such Preferred Securities issued upon conversion of any such Security in respect of such Preferred Securities not so accompanied by a properly completed certificate.

                  SECTION 13.11. Trustee Not Responsible for Determining Conversion Price or Adjustments. Neither the Trustee nor any Conversion Agent shall at any time be under any duty or responsibility to any Holder of any Security to determine whether any facts exist which may require any adjustment of the conversion price, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. The Trustee has no duty to determine whether a supplemental indenture under this Article need be entered into or whether any provisions of any supplemental indenture are correct. Neither the Trustee nor any Conversion Agent shall be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock or of any securities or property, which may at any time be issued or delivered upon the conversion of any Security; and neither the Trustee nor any Conversion Agent makes any representation with respect thereto. Neither the Trustee nor any Conversion Agent shall be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property upon the surrender of any Security for the purpose of conversion, or, except as expressly herein provided to comply with any of the covenants of the Company contained in Article X or this Article XIII.

                  This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

                                HEARST-ARGYLE TELEVISION, INC.

                                By       /s/ Harry T. Hawks
                                   -------------------------------------------
                                         Title: Executive Vice President and
                                                Chief Financial Officer



                                WILMINGTON TRUST COMPANY

                                By       /s/ James T. Lawler
                                   -------------------------------------------
                                         Title: Authorized Signatory

                                    EXHIBIT A

                            FORM OF SERIES A SECURITY

                  THIS SECURITY (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM.

                         HEARST-ARGYLE TELEVISION, INC.

                      7.5% Convertible Junior Subordinated

                Deferrable Interest Debenture, Series A, Due 2016

No. RA--                                                                $
PPN: 422317  A@ 6

                  HEARST-ARGYLE TELEVISION, INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to _____________, or registered assigns, the principal sum of Dollars ($_________) on December 31, 2016.

                  This Security is one of an issue of 7.5% Convertible Junior Subordinated Deferrable Interest Debentures, Series A, Due 2016 (the "Securities") limited in aggregate principal amount to $72,164,960 and issued under an Indenture dated as of December 20, 2001 (the "Indenture"), between the Company and Wilmington Trust Company, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Trustee, the Company and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. All terms used in this Security which are defined in the Indenture or in the Declaration referred to therein shall have the meanings assigned to them in the Indenture or the Declaration, as the case may be.

                  The Company promises to pay interest, when, as and if available, on the Securities in cash from December 20, 2001, or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, quarterly (subject to deferral for up to 20 consecutive quarters as described below) in arrears on March 31, June 30, September 30 and December 31 of each year (each such date, an "Interest Payment Date"), commencing March 31, 2002, at the rate of 7.5% per annum (subject to increase under circumstances described in the Indenture and as below provided) plus Additional Interest, if any, until the principal hereof shall have become due and payable.

                  The amount of interest payable for any period will be computed on the basis of twelve 30-day months and a 360-day year. To the extent lawful, the Company shall pay interest (including post-petition interest in any proceeding under any bankruptcy, insolvency, reorganization or similar law) on overdue installments of interest (without regard to any applicable grace period) at the rate borne by the Securities, compounded quarterly. Any interest paid on this Security shall be increased to the extent necessary to pay Additional Interest as set forth in the Indenture.

                  The Company shall have the right, at any time during the term of this Security, from time to time to defer payments of interest by extending the interest payment period of such Security for up to 20 consecutive quarters (an "Extended Interest Payment Period"). To the extent permitted by applicable law, interest, the payment of which has been deferred because of the extension of the interest payment period pursuant to Section 3.12 of the Indenture, will bear interest thereon at 7.5% per annum (or 8.0% per annum during a Registration Default referred to below) compounded quarterly for each quarter of the Extended Interest Payment Period ("Compounded Interest"). At the end of the Extended Interest Payment Period, the Company shall pay all interest then accrued and unpaid on the Securities, including any Compounded Interest that shall be payable to the Holders of the Securities in whose names the Securities are registered in the Security Register on the first Regular Record Date after the end of the Extended Interest Payment Period. Before the termination of any Extended Interest Payment Period, the Company may further extend such period, provided that such period together with all such further extensions thereof shall not exceed 20 consecutive quarters or extend beyond the Maturity of the Security. Upon the termination of any Extended Interest Payment Period and upon the payment of all Compounded Interest and Additional Interest, if any, then due, the Company may commence a new Extended Interest Payment Period, subject to the foregoing requirements. No interest shall be due and payable during an Extended Interest Payment Period except at the end thereof.

                  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the regular record date for such interest installment, which shall be the close of business on the day immediately preceding each Interest Payment Date (the "Regular Record Date"), commencing March 29, 2002.

                  Payment of the principal of and interest on this Security will be made at the office or agency of the Company maintained for that purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided that, at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

                  The Securities are redeemable at the Company's option or at the direction of The Hearst Corporation at any time and from time to time after December 31, 2004, upon not less than 30 or more than 60 days' notice, at the following prices per $50 principal amount of the Securities plus any accrued and unpaid interest, including Additional Interest, if any, to the Redemption Date, if redeemed during the 12-month period ending December 31:

                                                  Price Per $50
                  Year                          Principal Amount
                  ----                          ----------------
                  2005                                 $52.625
                  2006                                 $52.250
                  2007                                 $51.875
                  2008                                 $51.500
                  2009                                 $51.125
                  2010                                 $50.750
                  2011                                 $50.375

and thereafter at $50 per $50 principal amount of the Securities plus, in each case, accrued and unpaid interest, including Additional Interest, if any, to the Redemption Date (subject to the right of holders of record on the relevant record date to receive interest due on the Interest Payment Date). On or after the Redemption Date, interest will cease to accrue on the Securities, or portion thereof, called for redemption.

                  The Securities are subject to redemption in whole, but not in part, at any time within 90 days, if a Tax Event (as defined in the Declaration) shall occur and be continuing, at a redemption price equal to $50 per $50 principal amount thereof plus accrued but unpaid interest, including Additional Interest, if any, to the Redemption Date.

                  Upon the repayment of the Securities, whether at maturity or upon redemption, the proceeds from such repayment or payment shall simultaneously be applied to redeem Trust Securities (provided Trust Securities remain outstanding) having an aggregate liquidation amount equal to the principal amount of the Securities so repaid or redeemed at the applicable redemption price together with accrued and unpaid distributions through the date of redemption; provided that holders of the Trust Securities shall be given not less than 30 nor more than 60 days' notice of such redemption. Upon the repayment of the Securities at maturity or upon any acceleration, earlier redemption or otherwise, the proceeds from such repayment will be applied to redeem the Preferred Securities, in whole, upon not less than 30 nor more than 60 days' notice. There are no sinking fund payments with respect to the Securities.

                  The payment of the principal of, interest on or any other amounts due on the Securities is subordinated in right of payment to all existing and future Senior Indebtedness of the Company, as described in the Indenture. Each holder, by accepting a Security, agrees to such subordination and authorizes and directs the Trustee on its behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and appoints the Trustee as its attorney-in-fact for such purpose.

                  The Holder of this Security has the right, exercisable at any time prior to the close of business (New York time) on the date of the Security's maturity, to convert the principal amount thereof (or any portion thereof that is an integral multiple of $50) into shares of Common Stock at the initial conversion price of $24.9360 per share of Common Stock of the Company, subject to adjustment under certain circumstances, except that if a Security is called for redemption, the conversion right will terminate at the close of business on the Redemption Date.

                  To convert a Security, a Holder must (1) complete and sign a conversion notice substantially in the form attached hereto, (2) surrender the Security to a Conversion Agent, (3) furnish appropriate endorsements or transfer documents if required by the Security Registrar or Conversion Agent and (4) pay any transfer or similar tax, if required. Upon conversion, no adjustment or payment will be made for interest or dividends, but if any Holder surrenders a Security for conversion after the close of business on the Regular Record Date for the payment of an installment of interest and prior to the opening of business on the corresponding Interest Payment Date, then, notwithstanding such conversion, the interest payable on such Interest Payment Date will be paid to the registered Holder of such Security on such Regular Record Date. In such event, such Security, when surrendered for conversion, need not be accompanied by payment of an amount equal to the interest payable on such Interest Payment Date on the portion so converted. The number of shares issuable upon conversion of a Security is determined by dividing the principal amount of the Security converted by the conversion price in effect on the Conversion Date. No fractional shares will be issued upon conversion but a cash payment will be made in lieu of any fractional shares as provided in the Indenture. The outstanding principal amount of any Security shall be reduced by the portion of the principal amount thereof converted into shares of Common Stock (including any payment in lieu of fractional shares).

                  The holders of the Preferred Securities and the Securities are entitled to the benefits of a Registration Rights Agreement dated as of December 20, 2001, between the Company and the Purchasers (the "Registration Rights Agreement"). Pursuant to the Registration Rights Agreement the Company has agreed for the benefit of the holders of the Preferred Securities and the Securities that (i) it will, at its cost, prior to May 20, 2002 file a shelf registration statement (the "Shelf Registration Statement") with the Securities and Exchange Commission with respect to resales of the Common Stock (other than shares of Common Stock which have been sold or transferred pursuant to Rule 144 under the Securities Act) issued and issuable upon conversion of the Securities,
(ii) prior to August 19, 2002, such Shelf Registration Statement shall be declared effective by said Commission and (iii) the Company will maintain such Shelf Registration Statement continuously effective under the Securities Act of 1933, as amended, for the period provided in the Registration Rights Agreement. If the Company fails to comply with any of clauses (i) through (iii) above (a "Registration Default") then, at such time, the per annum interest rate on the Securities will increase by 0.50% (50 basis points); provided that if the Registration Default consists or is the result of the occurrence of any event contemplated by paragraph 3(c)(ii)(3) of the Registration Rights Agreement, such Registration Default shall not be deemed to have occurred until the expiration of 30 days after the date of the occurrence of such event if the Company determines in its good faith judgment that the disclosure of such event would have a material adverse effect on the business, operations or prospects of the Company, or adversely affect a material financing, acquisition, disposition of assets or stock, merger or other comparable transaction and the Trust and the Company thereafter promptly comply with the requirements of paragraph 3(i) of the Registration Rights Agreement. Such increase will remain in effect from and including the date on which any such Registration Default shall occur to but excluding the date on which all Registration Defaults have been cured, on which date the interest rate on the Securities will revert to the interest rate originally borne by the Securities.

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in Wilmington, Delaware, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  The Securities are issuable only in registered form without coupons in denominations of $50 and integral multiples thereof. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary. In the event of redemption or conversion of this Security in part only, a new Security or Securities for the unredeemed or unconverted portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

                  The internal laws of the State of New York shall govern the Indenture and the Securities without regard to conflict of law provisions thereof.

                  The Securities shall not be valid until authenticated by the manual signature of an authorized signatory of the Trustee or an authenticating agent.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be signed manually or by facsimile by its duly authorized officer.

Dated:                           HEARST-ARGYLE TELEVISION, INC.

                                 By
                                    ------------------------------------------
                                        Name:
                                        Title:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Securities of the series specified referred to in the within-mentioned Indenture.

Dated:                           WILMINGTON TRUST COMPANY, as Trustee

                                 By
                                    ------------------------------------------
                                     Authorized Signatory

                               ELECTION TO CONVERT

To:  Hearst-Argyle Television, Inc.

                  The undersigned owner of this Security hereby irrevocably exercises the option to convert this Security, or the portion below designated, into Series A Common Stock of Hearst-Argyle Television, Inc. in accordance with the terms of the Indenture referred to in this Security, and directs that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

                  Any holder, upon the exercise of its conversion rights in accordance with the terms of the Indenture and the Security, agrees to be bound by the terms of the Registration Rights Agreement relating to the Common Stock issuable upon conversion of the Securities.

Date:         , 20__
         in whole __         in part __
                             Portions of
                             Security to be
                             converted ($50 or
                             integral multiples
                             thereof):

                             $ ______________________


                             ______________________________________
                             Signature (for conversion only)


                        Please Print or Typewrite Name and
                        Address, Including Zip Code, and
                        Social Security or Other Identifying
                        Number


                        ___________________________________________

                        ___________________________________________

                        ___________________________________________


                        Signature Guarantee:/1/____________________


________________

/1/ (Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)

                                    EXHIBIT B

                            FORM OF SERIES B SECURITY

                  THIS SECURITY (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM.

                         HEARST-ARGYLE TELEVISION, INC.

                      7.5% Convertible Junior Subordinated

                Deferrable Interest Debenture, Series B, Due 2021

No. RB--                                                             $
PPN:  422317 A# 4

                  HEARST-ARGYLE TELEVISION, INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to _____________, or registered assigns, the principal sum of Dollars ($_________) on December 31, 2021.

                  This Security is one of an issue of 7.5% Convertible Junior Subordinated Deferrable Interest Debentures, Series B, Due 2021 (the "Securities") limited in aggregate principal amount to $134,020,640 and issued under an Indenture dated as of December 20, 2001 (the "Indenture"), between the Company and Wilmington Trust Company, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Trustee, the Company and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. All terms used in this Security which are defined in the Indenture or in the Declaration referred to therein shall have the meanings assigned to them in the Indenture or the Declaration, as the case may be.

                  The Company promises to pay interest, when, as and if available, on the Securities in cash from December 20, 2001, or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, quarterly (subject to deferral for up to 20 consecutive quarters as described below) in arrears on March 31, June 30, September 30 and December 31 of each year (each such date, an "Interest Payment Date"), commencing March 31, 2002, at the rate of 7.5% per annum (subject to increase under circumstances described in the Indenture and as below provided) plus Additional Interest, if any, until the principal hereof shall have become due and payable.

                  The amount of interest payable for any period will be computed on the basis of twelve 30-day months and a 360-day year. To the extent lawful, the Company shall pay interest (including post-petition interest in any proceeding under any bankruptcy, insolvency, reorganization or similar law) on overdue installments of interest (without regard to any applicable grace period) at the rate borne by the Securities, compounded quarterly. Any interest paid on this Security shall be increased to the extent necessary to pay Additional Interest as set forth in the Indenture.

                  The Company shall have the right, at any time during the term of this Security, from time to time to defer payments of interest by extending the interest payment period of such Security for up to 20 consecutive quarters (an "Extended Interest Payment Period"). To the extent permitted by applicable law, interest, the payment of which has been deferred because of the extension of the interest payment period pursuant to Section 3.12 of the Indenture, will bear interest thereon at 7.5% per annum (or 8.0% per annum during a Registration Default referred to below) compounded quarterly for each quarter of the Extended Interest Payment Period ("Compounded Interest"). At the end of the Extended Interest Payment Period, the Company shall pay all interest then accrued and unpaid on the Securities, including any Compounded Interest that shall be payable to the Holders of the Securities in whose names the Securities are registered in the Security Register on the first Regular Record Date after the end of the Extended Interest Payment Period. Before the termination of any Extended Interest Payment Period, the Company may further extend such period, provided that such period together with all such further extensions thereof shall not exceed 20 consecutive quarters or extend beyond the Maturity of the Security. Upon the termination of any Extended Interest Payment Period and upon the payment of all Compounded Interest and Additional Interest, if any, then due, the Company may commence a new Extended Interest Payment Period, subject to the foregoing requirements. No interest shall be due and payable during an Extended Interest Payment Period except at the end thereof.

                  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the regular record date for such interest installment, which shall be the close of business on the day immediately preceding each Interest Payment Date (the "Regular Record Date"), commencing March 29, 2002.

                  Payment of the principal of and interest on this Security will be made at the office or agency of the Company maintained for that purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided that, at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

                  The Securities are redeemable at the Company's option or at the direction of The Hearst Corporation at any time and from time to time after December 31, 2006, upon not less than 30 or more than 60 days' notice, at the following prices per $50 principal amount of the Securities plus any accrued and unpaid interest, including Additional Interest, if any, to the Redemption Date, if redeemed during the 12-month period ending December 31:

                                                Price Per $50
                  Year                        Principal Amount
                  ----                        ----------------
                  2007                               $51.875
                  2008                               $51.500
                  2009                               $51.125
                  2010                               $50.750
                  2011                               $50.375


and thereafter at $50 per $50 principal amount of the Securities plus, in each case, accrued and unpaid interest, including Additional Interest, if any, to the Redemption Date (subject to the right of holders of record on the relevant record date to receive interest due on the Interest Payment Date). On or after the Redemption Date, interest will cease to accrue on the Securities, or portion thereof, called for redemption.

                  The Securities are subject to redemption in whole, but not in part, at any time within 90 days, if a Tax Event (as defined in the Declaration) shall occur and be continuing, at a redemption price equal to $50 per $50 principal amount thereof plus accrued but unpaid interest, including Additional Interest, if any, to the Redemption Date.

                  Upon the repayment of the Securities, whether at maturity or upon redemption, the proceeds from such repayment or payment shall simultaneously be applied to redeem Trust Securities (provided Trust Securities remain outstanding) having an aggregate liquidation amount equal to the principal amount of the Securities so repaid or redeemed at the applicable redemption price together with accrued and unpaid distributions through the date of redemption; provided that holders of the Trust Securities shall be given not less than 30 nor more than 60 days' notice of such redemption. Upon the repayment of the Securities at maturity or upon any acceleration, earlier redemption or otherwise, the proceeds from such repayment will be applied to redeem the Preferred Securities, in whole, upon not less than 30 nor more than 60 days' notice. There are no sinking fund payments with respect to the Securities.

                  The payment of the principal of, interest on or any other amounts due on the Securities is subordinated in right of payment to all existing and future Senior Indebtedness of the Company, as described in the Indenture. Each holder, by accepting a Security, agrees to such subordination and authorizes and directs the Trustee on its behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and appoints the Trustee as its attorney-in-fact for such purpose.

                  The Holder of this Security has the right, exercisable at any time prior to the close of business (New York time) on the date of the Security's maturity, to convert the principal amount thereof (or any portion thereof that is an integral multiple of $50) into shares of Common Stock at the initial conversion price of $25.3516 per share of Common Stock of the Company, subject to adjustment under certain circumstances, except that if a Security is called for redemption, the conversion right will terminate at the close of business on the Redemption Date.

                  To convert a Security, a Holder must (1) complete and sign a conversion notice substantially in the form attached hereto, (2) surrender the Security to a Conversion Agent, (3) furnish appropriate endorsements or transfer documents if required by the Security Registrar or Conversion Agent and (4) pay any transfer or similar tax, if required. Upon conversion, no adjustment or payment will be made for interest or dividends, but if any Holder surrenders a Security for conversion after the close of business on the Regular Record Date for the payment of an installment of interest and prior to the opening of business on the corresponding Interest Payment Date, then, notwithstanding such conversion, the interest payable on such Interest Payment Date will be paid to the registered Holder of such Security on such Regular Record Date. In such event, such Security, when surrendered for conversion, need not be accompanied by payment of an amount equal to the interest payable on such Interest Payment Date on the portion so converted. The number of shares issuable upon conversion of a Security is determined by dividing the principal amount of the Security converted by the conversion price in effect on the Conversion Date. No fractional shares will be issued upon conversion but a cash payment will be made in lieu of any fractional shares as provided in the Indenture. The outstanding principal amount of any Security shall be reduced by the portion of the principal amount thereof converted into shares of Common Stock (including any payment in lieu of fractional shares).

                  The holders of the Preferred Securities and the Securities are entitled to the benefits of a Registration Rights Agreement dated as of December 20, 2001, between the Company and the Purchasers (the "Registration Rights Agreement"). Pursuant to the Registration Rights Agreement the Company has agreed for the benefit of the holders of the Preferred Securities and the Securities that (i) it will, at its cost, prior to May 20, 2002 file a shelf registration statement (the "Shelf Registration Statement") with the Securities and Exchange Commission with respect to resales of the Common Stock (other than shares of Common Stock which have been sold or transferred pursuant to Rule 144 under the Securities Act) issued and issuable upon conversion of the Securities,
(ii) prior to August 19, 2002, such Shelf Registration Statement shall be declared effective by said Commission and (iii) the Company will maintain such Shelf Registration Statement continuously effective under the Securities Act of 1933, as amended, for the period provided in the Registration Rights Agreement. If the Company fails to comply with any of clauses (i) through (iii) above (a "Registration Default") then, at such time, the per annum interest rate on the Securities will increase by 0.50% (50 basis points); provided that if the Registration Default consists or is the result of the occurrence of any event contemplated by paragraph 3(c)(ii)(3) of the Registration Rights Agreement, such Registration Default shall not be deemed to have occurred until the expiration of 30 days after the date of the occurrence of such event if the Company determines in its good faith judgment that the disclosure of such event would have a material adverse effect on the business, operations or prospects of the Company, or adversely affect a material financing, acquisition, disposition of assets or stock, merger or other comparable transaction and the Trust and the Company thereafter promptly comply with the requirements of paragraph 3(i) of the Registration Rights Agreement. Such increase will remain in effect from and including the date on which any such Registration Default shall occur to but excluding the date on which all Registration Defaults have been cured, on which date the interest rate on the Securities will revert to the interest rate originally borne by the Securities.

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in Wilmington, Delaware, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the

Company and the Security Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  The Securities are issuable only in registered form without coupons in denominations of $50 and integral multiples thereof. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary. In the event of redemption or conversion of this Security in part only, a new Security or Securities for the unredeemed or unconverted portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

                  The internal laws of the State of New York shall govern the Indenture and the Securities without regard to conflict of law provisions thereof.

                  The Securities shall not be valid until authenticated by the manual signature of an authorized signatory of the Trustee or an authenticating agent.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be signed manually or by facsimile by its duly authorized officer.

Dated:                                  HEARST-ARGYLE TELEVISION, INC.

                                        By
                                          ------------------------------------
                                               Name:
                                               Title:



                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Securities of the series specified referred to in the within-mentioned Indenture.

Dated:                                 WILMINGTON TRUST COMPANY, as Trustee

                                       By
                                          ------------------------------------
                                           Authorized Signatory

                               ELECTION TO CONVERT

To:  Hearst-Argyle Television, Inc.

                  The undersigned owner of this Security hereby irrevocably exercises the option to convert this Security, or the portion below designated, into Series A Common Stock of Hearst-Argyle Television, Inc. in accordance with the terms of the Indenture referred to in this Security, and directs that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

                  Any holder, upon the exercise of its conversion rights in accordance with the terms of the Indenture and the Security, agrees to be bound by the terms of the Registration Rights Agreement relating to the Common Stock issuable upon conversion of the Securities.

Date:         , 20__
         in whole __                   in part __
                                       Portions of
                                       Security to be
                                       converted ($50 or
                                       integral multiples
                                       thereof):

                                       $___________________



                                       _______________________________________
                                       Signature (for conversion only)

                        Please Print or Typewrite Name and
                        Address, Including Zip Code, and
                        Social Security or Other Identifying
                        Number


                        ___________________________________________

                        ___________________________________________

                        ___________________________________________


                        Signature Guarantee:/1/____________________



_______________________

/1/ (Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.)